PROSPECTUS

Class C Shares (CRREX) of Beneficial Interest

July 1, 2014

Resource Real Estate Diversified Income Fund (the "Fund") is a continuously offered, diversified, closed-end management investment company, that is operated as an interval fund.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

This prospectus concisely provides the information that a prospective investor should know about the Fund before investing.  You are advised to read this prospectus carefully and to retain it for future reference.  Additional information about the Fund’s Class C shares, including a Statement of Additional Information ("SAI") dated July 1, 2014, has been filed with the Securities and Exchange Commission ("SEC").  The SAI is available upon request and without charge by writing the Fund at c/o Gemini Fund Services, LLC, 80 Arkay Drive, Hauppauge, NY  11788, or by calling toll-free 1-855-747-9559.  The table of contents of the SAI appears on page 39 of this prospectus.  You may request the Fund's SAI, annual and semi-annual reports when available, and other information about the Fund or make shareholder inquiries by calling 1-855-747-9559 or by visiting www.RREDX.com. The SAI, which is incorporated by reference into (legally made a part of) this prospectus, is also available on the SEC's website at http://www.sec.gov. The address of the SEC's website is provided solely for the information of prospective shareholders and is not intended to be an active link.

Investment Objectives.  The Fund's primary investment objective is to produce current income, with a secondary objective to achieve long-term capital appreciation with moderate volatility and low to moderate correlation to the broader equity markets.

The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in real estate and real estate related industry securities, as further described in this prospectus.

Securities Offered.  The Fund engages in a continuous offering of shares of beneficial interest of the Fund. The Fund has registered 25,000,000 shares and is authorized as a Delaware statutory trust to issue an unlimited number of shares. The Fund is offering to sell, through its principal underwriter, Northern Lights Distributors, LLC (the "Distributor"), under the terms of this prospectus, 25,000,000 shares of beneficial interest, at the net asset value ("NAV") per share of the relevant share class, plus the applicable sales load. As of  July 1, 2014 no Class C shares were outstanding. Any sales load will be deducted from the proceeds paid to the Fund.  The maximum sales load is 1.50% of the amount invested in Class C shares.  The minimum initial investment by a shareholder for Class C shares is $2,500 for regular accounts and $1,000 for retirement plan accounts. Subsequent investments may be made with at least $100 under the Fund's automatic investment program.  Subsequent investment not made pursuant to the automatic investment program may be made with at least $1,000. The Fund is offering to sell its shares, on a continual basis, through the Distributor. The Distributor is not required to sell any specific number or dollar amount of the Fund's shares, but will use reasonable efforts to sell the shares. Funds received will be invested promptly and no arrangements have been made to place such funds in an escrow, trust or similar account.  Assets that cannot be invested promptly in real estate or real estate related industry securities will be invested in cash or cash equivalents. During the continuous offering, shares of the Fund will be sold at the next determined NAV plus any applicable sales load.  See "Plan of Distribution." The Fund's continuous offering is expected to continue in reliance on Rule 415 under the Securities Act of 1933 (the "Securities Act") until the Fund has sold shares in an amount equal to approximately $1 billion.

Use of Leverage.  The Fund may employ leverage, including borrowing from banks in an amount of up to 33% of the Fund's assets (defined as net assets plus borrowing for investment purposes). The Fund is authorized to borrow money in connection with its investment activities, to satisfy repurchase requests from Fund shareholders, and to otherwise provide the Fund with temporary liquidity.  The Fund may also invest in private real estate investment funds managed by unaffiliated institutional asset managers ("Private Real Estate Investment Funds") that may engage in leverage without limit.  Accordingly, the Fund, through its investments in Private Real Estate Investment Funds, may be exposed to the risk of highly leveraged investment programs.

Non-Traded REITs.  The Fund may invest up to 30% of its gross assets in non-traded publicly registered real estate investment trusts ("Non-Traded REITs").  Investments in Non-Traded REITs are illiquid and are not subject to the protections of the 1940 Act.

Shares of the Fund will not be listed on any securities exchange, which makes them inherently illiquid.  There is no secondary market for the Fund's shares, and it is not anticipated that a secondary market will develop. Moreover, shares of the Fund are not redeemable. Although the Fund will offer to repurchase at least 5% of outstanding shares on a quarterly basis in accordance with the Fund's repurchase policy, the Fund will not be required to repurchase shares at a shareholder's option nor will shares be exchangeable for units, interests or shares of any security.  Moreover, the Fund is not required to extend, and shareholders should not expect the Fund's Board of Trustees to authorize, repurchase offers in excess of 5% of outstanding shares.  Accordingly, regardless of how the Fund performs, an investor may not be able to sell or otherwise liquidate his or her shares whenever such investor would prefer and, except to the extent permitted under the quarterly repurchase offer, will be unable to reduce his or her exposure on any market downturn.  If and to the extent that a public trading market ever develops, shares of closed-end investment companies, such as the Fund, may have a tendency to trade frequently at a discount from their NAV per share and initial offering prices. As a result of the foregoing, an investment in the Fund's shares is not suitable for investors who cannot tolerate risk of loss or who require liquidity, other than liquidity provided through the Fund's repurchase policy.

Investing in the Fund's shares involves risks. See "Risk Factors" below in this prospectus.

Investment Adviser

Resource Real Estate, Inc. (the "Adviser")

PROSPECTUS SUMMARY

This summary does not contain all of the information that you should consider before investing in the shares. You should review the more detailed information contained or incorporated by reference in this prospectus and in the SAI, particularly the information set forth under the heading "Risk Factors."

The Fund.  Resource Real Estate Diversified Income Fund is a continuously offered, diversified, closed-end management investment company.  See "The Fund." The Fund is an interval fund that will offer to make quarterly repurchases of each class of shares at the NAV of that class of shares. See "Quarterly Repurchases of Shares."

Investment Objectives and Policies. The Fund's primary investment objective is to produce current income, with a secondary objective to achieve long-term capital appreciation with moderate volatility and low to moderate correlation to the broader equity markets.

The Fund defines "moderate volatility" to mean investment returns having a level of volatility equal to or lower than the broader equity markets as reflected in the S&P 500 Index, a broad-based measure of the U.S. stock market.  The Fund defines "low to moderate correlation to the broader equity markets" to mean investment returns having a correlation of less than one to the S&P 500 Index.  The Adviser believes that a portfolio with moderate volatility and low to moderate correlation to the broader equity markets is characteristic of the real estate sector as a whole and enhances the Fund's appeal to investors seeking to diversify their equity investments.

The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in "real estate and real estate related industry securities," primarily in income producing equity and debt securities.  The Fund defines real estate and real estate related industry securities to consist of the common stock, convertible or non-convertible preferred stock, warrants, convertible or non-convertible secured or unsecured debt, and partnership or membership interests issued by: publicly traded real estate investment trusts and their foreign equivalents ("Public REITs"); real estate operating companies ("REOCs"); Private Real Estate Investment Funds; and Non-Traded REITs.  Real estate investment trusts ("REITs") are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests, and REOCs are companies that invest in real estate and whose shares trade on public exchanges.

The Fund may also invest in real estate exchange traded funds ("ETFs"), real estate index mutual funds ("Index Funds"), closed-end funds and mutual funds that invest principally in real estate (collectively, "Public Investment Funds").

For purposes of the Fund's 80% policy, the Fund will invest only in Public Investment Funds and Private Real Estate Investment Funds that either (1) have adopted a policy to invest, under normal circumstances, at least 80% of their net assets, plus borrowings for investment purposes, in real estate and real estate related industry securities, or (2) do not have a stated 80% policy, but do invest, under normal circumstances, at least 80% of their net assets, plus borrowings for investment purposes, in real estate and real estate related industry securities, as determined by the Adviser's review of their portfolio holdings, investment objectives and strategies.  Prior to investing in an underlying fund that does not have a stated 80% policy, the Adviser will review the underlying fund's prospectus or offering memorandum, financial statements, and any available third party research, and may also meet with the underlying fund's management team in order to determine whether the underlying fund follows an 80% policy under normal circumstances.  Following the Fund's investment in the underlying fund, the Adviser will continue to monitor the underlying fund on an ongoing basis, reviewing all relevant information as it becomes available.  If at any point the Adviser has reason to believe that the underlying fund's investment strategy has changed, or that the underlying asset mix has changed in a way that no longer satisfies the 80% policy, the Advisor will immediately reclassify the investment for purposes of testing the Fund's compliance with its 80% policy.  The Fund may also invest up to 20% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in Private Real Estate Investment Funds and Public Investment Funds that invest, under normal circumstances, less than 80% of their assets in real estate and real estate related industry securities.  In market environments that the Adviser believes are unfavorable to real estate and real estate related industry securities, the Fund may reduce its investment in real estate and real estate related industry securities and hold a larger position in cash or cash equivalents.  In addition, Public Investment Funds and Private Real Estate Investment Funds in which the Fund invests for purposes of the 80% policy may reduce their investments in real estate and real estate related industry securities in response to changing market conditions.

The Fund's 80% policy with respect to investment in real estate and real estate related industry securities is not fundamental and may be changed by the Board of Trustees without shareholder approval.  Shareholders of the Fund will be provided with at least 60 days prior notice of any change in the Fund's 80% policy.

Although the Fund invests principally in U.S. companies, the Fund may invest up to 30% in foreign companies.  The Fund will not invest in any other funds for which the Adviser or its affiliates act as the investment adviser or the party responsible for managing and operating the fund.

The Fund concentrates investments in the real estate and real estate related industry, meaning that, under normal circumstances, it invests 25% or more of its net assets in real estate and real estate related industry securities.  This policy is fundamental and may not be changed without shareholder approval.  The Fund's SAI contains a list of all of the fundamental and non-fundamental investment policies of the Fund, under the heading "Investment Objectives and Policies."

The Fund invests without restriction as to issuer capitalization.  The Fund invests in debt securities of any quality, duration or maturity.  The Fund expects that investments in debt securities typically will have a dollar weighted average maturity of approximately 2 to 10 years.  The Fund may employ leverage, including borrowing from banks in an amount of up to 33% of the Fund's assets (defined as net assets plus borrowing for investment purposes).  The Fund is authorized to borrow money in connection with its investment activities, to satisfy repurchase requests from Fund shareholders, and to otherwise provide the Fund with temporary liquidity.  The Fund may also invest in Private Real Estate Investment Funds that may engage in leverage without limit.  See "Investment Objectives, Policies and Strategies."

Investment Strategy.   The Fund pursues its investment objectives of producing current income and achieving moderate volatility and low to moderate correlation to the broader equity markets by diversifying its investments over a broad range of property types and real estate asset classes and taking advantage of the expertise of unaffiliated institutional asset managers, including REIT managers (collectively referred to hereafter as "asset managers") that manage investment vehicles, such as REITs, in which the Fund invests.  The Fund does not enter into contractual relationships with asset managers in connection with the Fund's investments in investment vehicles; rather, the Fund invests in investment vehicles in the same manner that any typical investor would invest.  For example, the Fund will invest in companies focused on a variety of real estate asset classes and different qualities of real estate assets.

When selecting investments, the Adviser will evaluate asset managers by reviewing their experience, track record, current portfolios, and ability to weather real estate cycles by employing effective risk management and mitigation strategies. The Adviser will also assess the likely risks and returns of the investment strategies utilized by the management of the investment vehicles, and evaluate the potential correlation among the investment strategies under consideration. The Adviser generally will seek to invest in investment vehicles whose expected risk-adjusted returns are determined to fit the Fund's objectives and likely to have low correlations among each other or with the broad equity and fixed-income markets. The Adviser will seek to allocate the Fund's assets so that the Fund may benefit from the performance record of various investment vehicles, and from having access to new and existing investment vehicles that are often available only at substantial minimum investments.

The investment vehicles in which the Fund invests may employ a wide variety of investment strategies that invest in (i) equity, equity-related and other securities of companies across some or all real estate related sectors of the market, (ii) debt securities of companies across some or all real estate related sectors of the market, and (iii) mortgage backed securities. In addition, the Fund may invest in investment vehicles that use derivatives, consisting of forwards, futures contracts, options, warrants, and interest rate swaps, in connection with managing their investment in real estate.

Because Private Real Estate Investment Funds and Non-traded REITs are not publicly traded, they are not liquid investments.  As a result, valuations provided by the asset manager to a Private Real Estate Investment Fund or a Non-Traded REIT to provide a valuation of the Fund's investment could vary from the fair value of the investment that may be obtained if such investment were sold to a third party. The Adviser will use reasonable due diligence to value securities and may consider information provided by the Private Real Estate Investment Funds and Non-Traded REITs, including quarterly unaudited financial statements, which if inaccurate could adversely affect the Adviser's ability to value accurately the Fund's shares.  Private Real Estate Investment Funds that invest primarily in publicly traded securities are more easily valued.  In its evaluation of asset managers of Private Real Estate Investment Funds and Non-Traded REITs, as well as asset managers of other investment vehicles, the Adviser will have the same access to information as any other institutional investor.

Although the Fund may invest in debt securities of any quality, duration or maturity, the Fund anticipates that it will invest primarily in real estate bonds and real estate convertible bonds that are investment grade (or unrated, but determined by the Adviser to be of equivalent quality).  In addition, the Fund may invest up to 20% of its gross assets in fixed-income securities rated less than investment grade that are sometimes referred to as high yield or "junk bonds."  Investment grade debt securities could be downgraded to less than investment grade, and high-yield securities could default on their obligations.  A reduction in the rating of a security after the Fund buys it will not require the Fund to dispose of the security.  However, the Adviser will evaluate such downgraded securities to determine whether to keep them in the Fund's portfolio.

The Fund seeks to invest in a portfolio of investments in primarily three main categories of investment vehicles: Public REITs and REOCs, Private Real Estate Investment Funds, and Non-Traded REITs, all of which may be domestic or non-U.S.

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The Fund invests in Public REITs and REOCs principally to generate current income and substantial liquidity for the Fund. In addition, such investments are intended to provide diversification alongside Private Real Estate Investment Funds and Non-Traded REITs.

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The Fund's investments in Private Real Estate Investment Funds are intended to generate higher absolute returns than are typically available from investing in Public REITs or Public Investment Funds and lower correlations to the broader equity markets. Many Private Real Estate Investment Funds require large minimum investments and impose stringent investor qualification criteria that are intended to limit their direct investors mainly to institutions such as endowments and pension funds.  By investing in such Private Real Estate Investment Funds, the Fund offers its shareholders access to institutional asset managers that may not be otherwise available to them.

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The Fund invests in Non-Traded REITs to generate current income. In addition, the Fund's investment in Non-Traded REITs is intended to deliver returns with low to moderate volatility and low to moderate correlation to the broader equity markets.

While the Adviser anticipates that, under normal market conditions, the Fund's portfolio will invest in each of the three main categories of investment vehicles, the Fund does not have predetermined asset allocations to any of these categories.  Depending on its evaluation of the markets, the Adviser may allocate the Fund's assets among any or all of these categories.

The Fund may also invest in ETFs, Index Funds, closed-end funds and mutual funds that invest principally in real estate related industry securities for diversification purposes.

Investment Adviser and Fee.  Resource Real Estate, Inc., the investment adviser of the Fund, is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser was formed in 2004 and commenced operations as an investment advisor in 2012.  The Adviser is entitled to receive a monthly fee at the annual rate of 1.25% of the Fund's daily net assets, depending upon the net assets in the Fund.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including organizational and offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed 2.74% per annum of the Fund's average daily net assets attributable to Class C shares (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation as of the time of waiver to be exceeded. The Expense Limitation Agreement will remain in effect at least until June 30, 2015, unless and until the Board approves its modification or termination.  This agreement may be terminated only by the Fund's Board of Trustees.  After June 30, 2015, the Expense Limitation Agreement may be renewed at the Adviser's and Board's discretion.  See "Management of the Fund."

Administrator, Accounting Agent and Transfer Agent.  Gemini Fund Services, LLC ("GFS") will serve as the administrator, accounting agent and transfer agent of the Fund. See "Management of the Fund."

Distribution Fees.  The Class C shares pay to the Distributor a distribution fee (the "Distribution Fee") that accrues at an annual rate equal to 0.75% of the Fund's average daily net assets attributable to Class C shares and is payable on a quarterly basis. All Distribution Fees are paid by the Distributor to the selling broker dealers. See "Plan of Distribution."

Closed-End Fund Structure.  Closed-end funds differ from open end management investment companies (commonly referred to as mutual funds) in that closed-end funds do not typically redeem their shares at the option of the shareholder. Rather, closed-end fund shares typically trade in the secondary market via a stock exchange.  Unlike many closed-end funds, however, the Fund's shares will not be listed on a stock exchange.  Instead, the Fund will provide limited liquidity to shareholders by offering to repurchase a limited amount of shares (at least 5%) quarterly, which is discussed in more detail below.  An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment.  The Fund, similar to a mutual fund, is subject to continuous asset in-flows, although not subject to the continuous out-flows.

Share Classes.  The Fund offers one share class by this prospectus: Class C shares.  The Fund began continuously offering its common shares on March 11, 2013.  As of July 1, 2014, the Fund created its Class C shares.  The Fund has received exemptive relief from the SEC to issue multiple classes of shares and to impose asset-based distribution fees and early withdrawal charges.  The Fund also offers Class A and Class I shares through separate prospectuses. An investment in any share class of the Fund represents an investment in the same assets of the Fund.  However, the purchase restrictions and ongoing fees and expenses for each share class are different.  The fees and expenses for the Class C shares of the Fund are set forth in "Summary of Fund Expenses."  If an investor has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary may help determine which share class is appropriate for that investor.  When selecting a share class, you should consider which share classes are available to you, how much you intend to invest, how long you expect to own shares, and the total costs and expenses associated with a particular share class.

Each investor's financial considerations are different.  You should speak with your financial advisor to help you decide which share class is best for you.  Not all financial intermediaries offer all classes of shares.  If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase.

Investor Suitability.  An investment in the Fund involves a considerable amount of risk. It is possible that you will lose money. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs.

Repurchases of Shares.  The Fund is an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at NAV, of no less than 5% of the shares outstanding.  There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer because shareholders, in total, may wish to sell more than 5% of the Fund's shares. Limited liquidity will be provided to shareholders only through the Fund's quarterly repurchases.   The Fund maintains liquid securities, cash or access to a bank line of credit in amounts sufficient to meet quarterly redemption requirements.  See "Quarterly Repurchases of Shares."

Summary of Risks.

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Fund's shares. You assume these risks as a result of the Fund's direct investments, if any, as well through its investments in Public Investment Funds and Private Real Estate Investment Funds.  See "Risk Factors."

Conflicts of Interest. The Adviser, and/or its affiliates manage the assets of and/or provide advice to individual accounts, as well as to the Fund. The Fund has no interest in the activities of the Adviser's other clients. In addition, the Adviser and its affiliates, and any of their respective officers, directors, partners, members or employees, may invest for their own accounts in various investment opportunities, including in investment funds, private investment companies or other investment vehicles in which the Fund will have no interest. However, there are no affiliations or arrangements between the Adviser's clients, the Public Investment Funds and Private Real Estate Investment Funds, and the asset managers to those funds.

Convertible Securities Risk.  Convertible securities are typically issued as bonds or preferred shares with the option to convert to equities.  As a result, convertible securities are a hybrid that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities.  The market value of bonds and preferred shares tend to decline as interest rates increase.  Fixed-income and preferred securities also are subject to credit risk, which is the risk that an issuer of a security may not be able to make principal and interest or dividend payments as due.  Convertible securities may have characteristics similar to common stocks especially when their conversion value is higher than their value as a bond.  The price of equity securities into which a convertible security may convert may fall because of economic or political changes.  Stock prices in general may decline over short or even extended periods of time.  Additionally, the value of the embedded conversion option may be difficult to value and evaluate because the option does not trade separately from the convertible security.

Debt Securities Risk.  When the Fund invests in debt securities, the value of your investment in the Fund will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.  Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.

Derivatives Risk. While the Fund does not intend to invest in derivatives or utilize hedging strategies as a principal investment strategy, the Public Investment Funds and Private Real Estate Investment Funds in which the Fund invests will use derivatives (consisting of forwards, options, repurchase agreements, futures, warrants, and swaps) to enhance returns or hedge against market declines. A Private Real Estate Investment Fund's or a Public Investment Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time.  Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships.

Distribution Policy Risk.  The Fund's distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder's assets being invested in the Fund and, over time, increase the Fund's expense ratio. A return of capital may also reduce a shareholder's tax basis, resulting in higher taxes when the shareholder sells his shares, and may cause a shareholder to pay taxes even if he sells his shares for less than the original purchase price. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. The initial distribution will be declared on a date determined by the Board. If the Fund's investments are delayed, the initial distribution may consist principally of a return of capital. Because the Fund makes distributions targeted at an annual rate of at least 5.00% of the Fund’s net asset value per share class, all or a portion of a distribution may consist of a return of capital (i.e. from your original investment).  Shareholders should not assume that the source of a distribution from the Fund is net profit.  Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Public Investment Funds Risk.  Fund shareholders will bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, incentive allocations or fees and expenses at the Public Investment Fund level.  The Fund's performance depends in part upon the performance of the Public Investment Fund managers and selected strategies, the adherence by such Public Investment Fund managers to such selected strategies, the instruments used by such Public Investment Fund managers, and the Adviser's ability to select Investment Fund managers and strategies and effectively allocate Fund assets among them.  While the Adviser may reallocate the Fund's investments among other investment vehicles, the Adviser's ability to do so may be constrained by the withdrawal limitations imposed by the Public Investment Funds, which may prevent the Fund from reacting rapidly to market changes should a manager fail to effect portfolio changes consistent with such market changes and the demands of the Adviser. Such withdrawal limitations may also restrict the Adviser's ability to terminate investments in Public Investment Funds that are poorly performing or have otherwise had adverse changes. To the extent there is not a readily available market, Public Investment Fund assets may be priced based on determinations of fair value, which may prove to be inaccurate.  Each Public Investment Fund is subject to its strategy-specific risks which may include leverage risk, illiquidity risk, derivatives risk, concentration in real estate securities risk, and market risk.

Issuer Risk.  The value of a specific security can perform differently from the market as a whole for reasons related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Leveraging Risk. The use of leverage, such as borrowing money to purchase securities, will cause the Fund or a Public Investment Fund or Private Real Estate Investment Fund in which the Fund has invested, to incur additional expenses and significantly magnify the Fund's losses in the event of underperformance of the Fund's (or Public Investment Fund's or Private Real Estate Investment Fund's) underlying investments.

Liquidity Risk.  There is currently no secondary market for the shares and the Fund expects that no secondary market will develop.  Limited liquidity is provided to shareholders only through the Fund's quarterly repurchase offers for no less than 5% of the shares outstanding at NAV. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer.  The Fund's investments are also subject to liquidity risk.  Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Management Risk.  The Adviser's judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests (directly or indirectly) may prove to be incorrect and may not produce the desired results.  The Fund's portfolio manager and the other officers of the Adviser have no experience managing a closed-end fund.

Market Risk.  An investment in the Fund's shares is subject to investment risk, including the possible loss of the entire principal amount invested.  An investment in the Fund's shares represents an indirect investment in the securities owned by the Fund.  The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.

Medium and Small Capitalization Company Risk. Compared to investment companies that focus only on large capitalization companies, the Fund's NAV may be more volatile because it also invests in medium and small capitalization companies. Compared to larger companies, medium and small capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital resources, (iii) more limited management depth and (iv) shorter operating histories. Further, compared to larger companies, the securities of small and medium capitalization companies are more likely to experience more significant changes in market values, be harder to sell at times and at prices that the Adviser believes appropriate, and offer greater potential for gains and losses.

Preferred Securities Risk. Preferred securities are subject to credit risk and interest rate risk.  Interest rate risk is, in general, that the price of a debt security falls when interest rates rise.  Securities with longer maturities tend to be more sensitive to interest rate changes.  Credit risk is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due.  Holders or preferred securities may not receive dividends, or the payment can be deferred for some period of time.  In bankruptcy, creditors are generally paid before the holders of preferred securities.

Private Real Estate Investment Funds Risk.  Fund shareholders will bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, incentive allocations or fees and expenses at the Private Real Estate Investment Fund level.  The Fund's performance depends in part upon the performance of the Private Real Estate Investment Fund managers and selected strategies, the adherence by such Private Real Estate Investment Fund managers to such strategies, the instruments used by such Private Real Estate Investment Fund managers, and the Adviser's ability to select Private Real Estate Investment Fund managers and strategies and effectively allocate Fund assets among them.  Private Real Estate Investment Fund managers may change their investment strategies at any time.

While the Adviser may reallocate the Fund's investments among other investment vehicles, the Adviser's ability to do so may be constrained by the withdrawal limitations imposed by the Private Real Estate Investment Funds, which may prevent the Fund from reacting rapidly to market changes should a manager fail to effect portfolio changes consistent with such market changes and the demands of the Adviser. Such withdrawal limitations may also restrict the Adviser's ability to terminate investments in Private Real Estate Investment Funds that are poorly performing or have otherwise had adverse changes.  Private Real Estate Investment Funds are not publicly traded and therefore are not liquid investments.  To determine the value of the Fund's investment in Private Real Estate Investment Funds, the Adviser considers, among other things, information provided by the Private Real Estate Investment Funds, including quarterly unaudited financial statements, which if inaccurate could adversely affect the Adviser's ability to accurately value the Fund's shares.  In addition to valuation risk, shareholders of Private Real Estate Investment Funds are not entitled to the protections of the 1940 Act.  For example, Private Real Estate Investment Funds need not have independent boards, may not require shareholder approval of advisory contracts, may leverage to an unlimited extent, may engage in joint transactions with affiliates, and are not obligated to file financial reports with the SEC.  These characteristics present additional risks, including the possibility of total risk of loss, for shareholders.  Each Private Real Estate Investment Fund is subject to its strategy-specific risks which may include leverage risk, illiquidity risk, derivatives risk, concentration in real estate securities risk, and market risk.  In addition, the Fund may invest in Private Real Estate Investment Funds that are organized as unregistered REITs, commonly known as private REITs.  Please see "Private REIT Risk" for a description of risks associated with private REITs.

Concentration in Real Estate Securities Risk. The Fund will not invest in real estate directly, but, because the Fund will concentrate its investments in investment vehicles that invest principally in real estate and real estate related industry securities, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio.  The value of companies engaged in the real estate industry is affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. There are also special risks associated with particular sectors, or real estate operations generally, as described below:

Retail Properties.  Retail properties are affected by shifts in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

Office Properties.  Office properties are affected by a downturn in the businesses operated by their tenants.

Multifamily Properties.  Multifamily properties are affected by adverse economic conditions in the locale, oversupply and rent control laws.

Hospitality Properties.  Hospitality or hotel properties are affected by declines in business and leisure travel.

Industrial Properties.  Industrial properties are affected by downturns in the manufacture, processing and shipping of goods.

Healthcare Properties.  Healthcare properties affected by potential federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations and continued availability of revenue from government reimbursement programs.

Land. Land may be affected by development risks including insufficient tenant demand to build or construction delays as well as adverse changes in local and national economic and market conditions.

Self-Storage Properties.  Self-storage properties are affected by changes to competing local properties and the ability of the management team.

Student Housing Properties.  Student housing properties are affected by fluctuations in underlying demand, which is tied to student enrollments. Also, tuition costs and the ability for students to borrow in order to fund their studies will impact available income for student housing costs.

Data Center Properties.  Data center properties are subject to the risk of obsolescence given changing technology and the high investment cost of such assets.

Development Issues.  Real estate development companies are affected by construction delays and insufficient tenant demand to occupy newly developed properties.

Lack of Insurance. Certain of the companies may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles.

Dependence on Tenants.  Real estate properties and the ability of companies to make distributions to shareholders depend upon the ability of the tenants at their properties to generate enough income in excess of their operating expenses to make their lease payments.

Financial Leverage. Real estate companies may be highly leveraged and financial covenants may affect the ability of real estate companies to operate effectively.

Environmental Issues.  Owners of properties that may contain hazardous or toxic substances may be responsible for removal or remediation costs.

Current Conditions.  Recent instability in the United States, European and other credit markets also has made it more difficult for borrowers to obtain financing or refinancing on attractive terms or at all. In particular, because of the current conditions in the credit markets, borrowers may be subject to increased interest expenses for borrowed money and tightening underwriting standards. There is also a risk that a general lack of liquidity or other adverse events in the credit markets may adversely affect the ability of issuers in whose securities the Fund invests to finance real estate developments and projects or refinance completed projects.

REIT Risk. REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. Qualification as a REIT under the Internal Revenue Code of 1986, as amended (the "Code") in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity.

Non-Traded REIT Risk.  Non-traded REITs are subject to the following risks in addition to those described in "REIT Risk."  Non-Traded REITs are subject to significant commissions, expenses, and offering and organizational costs that reduce the value of an investor's (including the Fund's) investment.  Non-Traded REITs are not liquid, and investments in Non-Traded REITs may not be accessible for an extended period of time.  There is no guarantee of any specific return on the principal amount or the repayment of all or a portion of the principal amount invested in Non-Traded REITs.  In addition, there is no guarantee that investors (including the Fund) will receive a distribution. Distributions from Non-Traded REITs may be derived from the proceeds of the offering, from borrowings, or from the sale of assets. Payments of distributions from sources other than cash flow from operations will decrease or diminish an investor's interest.

Private REIT Risk.  Private REITs are subject to the following risks in addition to those described in "Private Real Estate Investment Fund Risk" and "REIT Risk."  Private REITS are unlisted, making them hard to value and trade.  Moreover, private REITs generally are exempt from Securities Act registration and, as such, are not subject to the same disclosure requirements as Public REITs and Non-Traded REITs, which makes private REITs more difficult to evaluate from an investment perspective.

Foreign Investment Risk.   Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: political and economic developments - the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.; trading practices - government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; availability of information - foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; limited markets - the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

Repurchase Policy Risks.  Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities.  However, payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the

Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. The Adviser may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund's expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling investments, the Fund may hold a larger proportion of its gross assets in less liquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund's NAV. The Fund's quarterly repurchase offers are a shareholder's only means of liquidity with respect to his or her shares.

U.S. Federal Income Tax Matters.

The Fund intends to elect to be treated and intends to qualify each year for taxation as a regulated investment company under Subchapter M of the Code. In order for the Fund to qualify as a regulated investment company, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements.  See "U.S. Federal Income Tax Matters."

Dividend Reinvestment Policy.

The Fund’s distribution policy is to make quarterly distributions to shareholders. The level of quarterly distributions (including any return of capital) is targeted to represent an amount equivalent to an annual rate of at least 5.00% of the Fund’s current net asset value per share class.  However, this distribution policy is subject to change and there is no guarantee the target rate will be achieved. Unless a shareholder elects otherwise, the shareholder's distributions will be reinvested in additional shares of the same class under the Fund's dividend reinvestment policy. Shareholders who elect not to participate in the Fund's dividend reinvestment policy will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). See "Dividend Reinvestment Policy."

Custodian

Union Bank, N.A. will serve as the Fund's custodian. See "Management of the Fund."

FUND EXPENSES

Shareholder Transaction Expenses	Class C
Maximum Sales Load [1] (as a percent of offering price)	1.50%
Early Withdrawal Charges on Shares Repurchased Within 365 Days of Purchase (as a percent of original purchase price)	1.00%
Annual Expenses (as a percentage of net assets attributable to shares)
Management Fees	1.25%
Interest Payments on Borrowed Funds	0.33%[3]
Other Expenses
Shareholder Servicing Expenses	0.25%
Distribution Fee	0.75%
Non-Shareholder Servicing Other Expenses	22.96%[3]
Acquired Fund Fees and Expenses [2]	0.01%
Total Annual Expenses	25.55%
Fee Waiver and Reimbursement [4]	(22.47)%
Total Annual Expenses (after fee waiver and reimbursement)	3.08%

1.

The "maximum sales load" includes  dealer manager fees of 1.50% of the Fund's public offering price per Class C share. In no event will the aggregate dealer manager fees exceed 1.50% of the gross offering proceeds received attributable to Class C shares.

2.

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  These indirect costs may include performance fees paid to the Acquired Fund's advisor or its affiliates.  It does not include brokerage or transaction costs incurred by the Acquired Funds.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

3.

Based on estimated amounts for the current fiscal year for Class C shares.

4.

The Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including organizational and offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed  2.74% per annum of the Fund's average daily net assets attributable to Class C shares (the Expense Limitation). If the Fund incurs expenses excluded from the Expense Limitation Agreement, the Fund's expense ratio could exceed those amounts.  In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation as of the time of waiver to be exceeded. The Expense Limitation Agreement will remain in effect at least until June 30, 2015, unless and until the Board approves its modification or termination.  This agreement may be terminated only by the Fund's Board of Trustees on 60 days written notice to the Adviser.  See "Management of the Fund."

The Fund Expenses Table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  More information about management fees, fee waivers and other expenses is available in "Management of the Fund" starting on page 26 of this prospectus.

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to shares remain unchanged and shares earn a 5% annual return:

Share Class	1 Year	3 Years	5 Years	10 Years
Class C Shares	$46	$459	$719	$1,024

The following example illustrates the hypothetical expenses that you would pay on $1,000 investment assuming annual expenses attributable to shares remain unchanged, shares earn a 5% annual return, and you redeemed your shares in full at the end of such period.

Share Class	1 Year	3 Years	5 Years	10 Years
Class C Shares	$56	$459	$719	$1,024

If shareholders request repurchase proceeds be paid by wire transfer, such shareholders will be assessed an outgoing wire transfer fee at prevailing rates charged by GFS, currently $15.  The purpose of the above table is to help a holder of shares understand the fees and expenses that such holder would bear directly or indirectly. The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance.  The table below reflects the financial results for a single Class A share because Class C shares are newly registered as of the date of this prospectus and no financial highlights are available at this time for Class C shares.  In the future, financial highlights for Class C shares will be presented in this section of the prospectus.  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements, which have been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with this information and additional Fund performance and portfolio information, appears in the Fund’s Annual Report dated February 28, 2014. To request the Fund’s Annual Report or Semi- Annual Report, please call 1-855-747-9559.

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	Class A Shares
	Since Inception*
	Through
	February 28, 2014

Net Asset Value, Beginning of Period	$ 10.00
Increase From Operations:
Net investment income (a)	0.24
Net loss from investments and foreign currency transactions
(both realized and unrealized)	(0.06)	(f)
Total From Operations	0.18

Less Distributions:
From net investment income	(0.39)
From net realized gains on investments (e)	(0.00)
From return of capital	(0.04)
Total Distributions	(0.43)

Net Asset Value, End of Period	$ 9.75

Total Return (b)(d)	2.03%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 4,823
Ratio to average net assets (including interest expense):
Expenses, Gross (c)	24.79%
Expenses, Net of Reimbursement (c)	2.32%
Ratio to average net assets (excluding interest expense):
Expenses, Gross (c)	24.46%
Expenses, Net of Reimbursement (c)	1.99%
Net investment income, Net of Reimbursement (c)	2.54%
Portfolio turnover rate (d)	4%

__________
*The Fund commenced operations on March 12, 2013.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.  Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.  Total returns for periods less than one year are not annualized.

(c) Annualized for periods less than one year.
(d) Not annualized.
(e) Amount is less than $0.01.

(f) Realized and unrealized losses per share does not correlate to the aggregate of the net realized and unrealized gains on the  Statement of Operations for the period ended February 28, 2014, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

THE FUND

The Fund is a continuously offered, diversified, closed-end management investment company that is operated as an interval fund.  The Fund was organized as a Delaware statutory trust on August 1, 2012.  The Fund's principal office is located at One Crescent Drive, Suite 203, Philadelphia, PA 19112, and its telephone number is 1-855-747-9559.

USE OF PROCEEDS

The net proceeds of the continuous offering of shares, after payment of the sales load (if applicable), will be invested in accordance with the Fund's investment objectives and policies (as stated below) as soon as practicable after receipt.  There is no minimum threshold amount that must be raised prior to the Fund's investment of net proceeds.  The Fund will pay its organizational and offering expenses incurred with respect to its initial and continuous offering, less amounts advanced pursuant to the Expense Limitation.  Pending investment of the net proceeds in accordance with the Fund's investment objectives and policies, the Fund will invest in money market or short-term, high quality fixed-income mutual funds.  Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with its investment objectives and policies, the Fund's assets would earn interest income at a modest rate which may be less than the Fund's distribution rate.  As a result, the Fund's distributions during this period may consist, in whole or in part, of a return of capital.  Any invested capital that is returned to the shareholder will be reduced by the Fund's fees and expenses, as well as the applicable sales load.

INVESTMENT OBJECTIVES, POLICIES AND STRATEGIES

Investment Objectives and Policies

The Fund's primary investment objective is to produce current income, with a secondary objective to achieve long-term capital appreciation with moderate volatility and low to moderate correlation to the broader equity markets.

The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in real estate and real estate related industry securities, primarily in income producing equity and debt securities. The Fund may invest without limitation in any sector of the real estate industry, including but not limited to retail, office, multifamily, hospitality, industrial, healthcare, land and self-storage. The Fund concentrates investments in the real estate industry, meaning that under normal circumstances, it invests over 25% of its net assets in real estate and real estate related industry securities.

The Fund defines real estate and real estate related industry securities to consist of common stock, convertible or non-convertible preferred stock, warrants, convertible or non-convertible secured or unsecured debt and partnership or membership interests issued by:

(i)

publicly traded real estate securities issuers which generally include Public REIT and REOCs;

(ii)

Private Real Estate Investment Funds; and

(iii)

Non-Traded REITs.

The Fund may also invest in Public Investment Funds, which consist of ETFs, Index Funds, closed-end funds and mutual funds that invest principally in real estate and mortgage-backed (both residential and commercial mortgage-backed) securities.

The Fund's SAI contains a list of the fundamental (those that may not be changed without a shareholder vote) and non-fundamental (if any) investment policies of the Fund under the heading "Investment Objectives and Policies."

The Adviser's Strategy

The Fund pursues its investment objectives of seeking current income and achieving moderate volatility and low to moderate correlation to the broader equity markets by diversifying its investments over a broad range of property types and real estate asset classes and taking advantage of the expertise of different asset managers. For example, the Fund will invest in companies focused on a variety of real estate asset classes and different qualities of real estate assets.  When selecting investments, the Adviser will evaluate asset managers by reviewing their experience, track record, current portfolios, and ability to weather real estate cycles by employing effective risk management and mitigation strategies.  The Adviser will also assess the likely risks and returns of the investment strategies utilized by the management of the investment vehicles, and evaluate the potential correlation among the investment strategies under consideration. The Adviser generally will seek to invest in investment vehicles whose expected risk-adjusted returns are determined to fit the Fund's objectives and likely to have low correlations among each other or with the broad equity and fixed-income markets. The Adviser will seek to allocate the Fund's assets so that the Fund may benefit from the performance record of various investment vehicles, and from having access to new and existing investment vehicles that are often available only at substantial minimum investments.

The investment vehicles in which the Fund invests may employ a wide variety of investment strategies that invest in (i) equity, equity-related and other securities of companies across some or all real estate related sectors of the market, (ii) debt securities of companies across some or all real estate related sectors of the market, and (iii) mortgage backed securities.  In addition, the Fund may invest in investment vehicles that use derivatives, consisting of forwards, futures contracts, options, warrants and interest rate swaps, in connection with managing their investments in real estate.

The Fund seeks to invest in a portfolio of quality investments in primarily three main categories of investment vehicles: Public REITs and REOCs, Private Real Estate Investment Funds, and Non-Traded REITs.

Public REITs. REITs are investment vehicles that invest primarily in income-producing real estate or mortgages and other real estate-related loans or interests. Public REITs are listed on global stock exchanges and invest directly in real estate, typically through either properties or mortgages. In most countries, the tax efficiency of REITs is more attractive than that of other stock-issuing corporations. The latter is ordinarily subject to tax on income before distribution, whereas most REITs are not. This translates to higher potential profits for REIT shareholders.

The Fund's investment in Public REITs is intended principally to generate current income, plus substantial liquidity for the Fund, and will seek to have low to moderate correlation to the broader equity markets. In addition, the Fund's investment in Public REITs is intended to provide diversification alongside Private Real Estate Investment Funds and Non-Traded REITs.

Under normal circumstances, the Fund anticipates that it will invest up to approximately 80% of its gross assets in Public REITs.  The Fund invests in Public REITs by purchasing their common stock, preferred stock, debt and/or warrants.  Investment criteria on a macro level will include relative attractiveness of Public REITs to the broader market, the impact of the debt capital markets on Public REIT equities, and upon the supply of and demand for commercial real estate overall and within real estate sectors. On a micro level, the Adviser will examine the attractiveness of each Public REIT's property type; quality and historic success of management; its common stock's relative price-earnings ratio as compared to other stocks within its sector; whether the common stock is trading at a premium or discount to its NAV; internal and external (acquisitions and development) growth prospects to drive earnings growth; expected stability of income; expected distribution yield and distribution coverage from operations; access to debt and equity financing; and target leverage levels.

REOCs. REOCs are companies that invest in real estate and whose shares trade on a public exchange. A REOC is similar to a Public REIT, except that a REOC does not receive advantaged tax treatment because REOCs reinvest earnings rather than distribute dividends to unit holders. Additionally, REOCs are more flexible than REITs in terms of what types of real estate investments they can make.

Under normal circumstances, the Fund anticipates that it will invest up to approximately 10% of its gross assets in REOCs.  The Fund's investment in REOCs is intended principally to generate current income and provide substantial liquidity for the Fund, and will seek to have low to moderate correlation to the broader equity markets. As with its investment in Public REITs, the Fund's investment in REOCs is intended to provide diversification alongside Private Real Estate Investment Funds and Non-Traded REITs. The Fund invests in REOCs by purchasing their common stock, preferred stock, debt and/or warrants.  Investment criteria on a macro level will include relative attractiveness of REOCs to the broader market, and the supply of and demand for commercial real estate overall and within real estate sectors.

Private Real Estate Investment Funds. Private Real Estate Investment Funds are real estate investment funds managed by institutional asset managers with expertise in managing portfolios of real estate and real estate related industry securities.  Private Real Estate Investment Funds are exempt from registration under the 1940 Act.  Private Real Estate Investment Funds may be organized as unregistered REITs, commonly known as private REITs.  Many Private Real Estate Investment Funds require large minimum investments and impose stringent investor qualification criteria intended to limit their direct investors mainly to institutions such as endowments and pension funds.  By investing in such Private Real Estate Investment Funds, the Fund offers its shareholders access to institutional asset managers that may not be otherwise available to them.

Under normal circumstances, the Fund anticipates that it will invest up to approximately 25% of its gross assets in Private Real Estate Investment Funds. The Fund's investments in Private Real Estate Investment Funds are intended to generate higher absolute returns than are typically available from investing in Public REITs or Public Investment Funds, but also may entail a higher risk profile. In addition, the Fund's investments in Private Real Estate Investment Funds are intended to deliver returns which have a low to moderate correlation to the broader equity markets.  Private Real Estate Investment Funds have less pressure to make quarterly distributions, can be more opportunistic and can have a longer investment term.

The Fund's typical investments in Private Real Estate Investment Funds will be made through the purchase of common stock or limited partnership or membership interests in such funds. Investment criteria will include evaluating the strength of the sponsor and management; prior investment performance of the target fund as well as the performance of other funds managed by the sponsor; the attractiveness of the property sectors and geographical allocations of the fund; expected stability of income; expected capital appreciation, and target leverage levels. The Fund will invest no more than 5% of its gross assets in Private Real Estate Investment Funds that are commonly known as hedge funds, which would be required to register as investment companies but for an exemption under section 3(c)(1) or 3(c)(7) of the 1940 Act.

Non-Traded REITs. REITs are investment vehicles that invest primarily in income-producing real estate or mortgages and other real estate-related loans or interests. Non-Traded publicly registered REITs are public companies, but their shares are not listed on a stock exchange.  As a result, Non-traded REITs lack the liquidity attributes of Public REITs or Public Investment Funds.  Non-Traded REITs offer certain tax advantages such as non-taxable income at the REIT level. The Fund's investments in Non-Traded REITs may be made at their offering prices, their NAV or through the purchase of such shares at a discount on the secondary market.

Under normal circumstances, the Fund anticipates that it will invest up to approximately 30% of its gross assets in Non-Traded REITs. The Fund's investment in Non-Traded REITs is intended principally to generate current income. In addition, the Fund's investment in Non-Traded REITs is intended to deliver returns with moderate volatility and low to moderate correlation to the broader equity markets.

The Fund's investments in Non-Traded REITs will be typically made through the purchase of common stock and preferred stock. Investment criteria will include evaluating the strength of the REIT's sponsor and management; the attractiveness of the specific property type(s) in which it invests; expected stability of income; expected distribution yield and distribution coverage from operations; access to debt and equity financing; target leverage levels; and potential for a value-add liquidity event (such as sale of the REIT or listing on a stock exchange) following the close of the offering.

REITs Generally.

Distributions. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. Because REITs are required by law to distribute 90% of their taxable income to shareholders each year in the form of dividends, REITs have historically paid a higher rate of dividends than most other non-real estate operating companies. Investors should always bear in mind, of course, that past performance is not necessarily indicative of future results. Dividends paid by REITs will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. See "U.S. Federal Income Tax Matters."

REIT Preferred Stock. The Fund may invest in preferred stocks issued by REITs. Preferred stocks are securities that pay dividends at a specified rate and have a preference over common stocks in the payment of dividends and the liquidation of assets. This means that an issuer must pay dividends on its preferred stock prior to paying dividends on its common stock. In addition, in the event a company is liquidated, preferred shareholders must be fully repaid on their investments before common shareholders can receive any money from the company. Preferred shareholders, however, usually have no right to vote for a company's directors or on other corporate matters. Preferred stocks pay a fixed stream of income to investors, and this income stream is a primary source of the long-term investment return on preferred stocks. As a result, the market value of preferred stocks is generally more sensitive to changes in interest rates than the market value of common stocks. In this respect, preferred stocks share many investment characteristics with debt securities.

REIT Convertible Securities. Convertible bonds and convertible preferred stocks are generally obligations of a company that can be converted into a predetermined number of shares of common stock of the company issuing the security. Convertible securities generally offer both defensive characteristics (i.e., provide income during periods when the market price of the underlying common stock declines) and upside potential (i.e., may provide capital appreciation when the market price of the underlying common stock rises). The Fund may invest in securities that have been privately placed but are eligible for purchase and sale by certain qualified institutional buyers, such as the Fund, under Rule 144A under the Securities Act.

Warrants.  Warrants entitle the holder to buy the underlying stock of the issuing company at a fixed exercise price until the expiry date.  Warrants are issued and guaranteed by the company, and are ordinarily issued directly to existing common or preferred shareholders.

REIT Bonds. REIT Bonds are a debt investment in which an investor loans money to the REIT for a defined period of time at a fixed interest rate. As a debt instrument, these bonds have priority over the equity issued by the REIT, including common stock and preferred stock. While these bonds can either be secured or unsecured, they are commonly unsecured. REIT bonds are generally issued in durations of 7 to 10 years.

Public Investment Funds. The Fund anticipates making investments in Public Investment Funds principally to temporarily invest the Fund's capital pending its deployment into other higher-returning investment opportunities, or for defensive purposes under adverse market conditions. Public Investment Funds consist of the following type of investment companies:

Exchange Traded Funds ("ETFs"). ETFs are typically managed by professionals and provide investors with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. An ETF typically holds a portfolio of securities or contracts designed to track a particular market segment or index. ETFs are listed on major stock exchanges and are traded like stocks.

Index Funds. An Index Fund is a mutual fund with an investment objective of seeking to replicate the performance of a specific securities index, such as the National Association of Real Estate Investment Trusts (NAREIT) Index or the MSCI US REIT Index. Most Index Funds are not actively managed and generally provide broad market exposure, low operating expenses and low portfolio turnover.

Close-end Funds and Mutual Funds. In addition to ETFs and Index Funds, and subject to the Fund's investment restrictions, the Fund may invest in closed-end funds and mutual funds that invest primarily in what the Adviser considers real estate and real estate related industry securities. Shares of closed-end funds are typically listed for trading on major stock exchanges and, in some cases, may be traded in other over-the-counter markets.

The Fund may employ leverage, including borrowing from banks in an amount of up to 33% of the Fund's assets (defined as net assets plus borrowing for investment purposes). The Fund is authorized to borrow money in connection with its investment activities, subject to the limits of the asset coverage requirement of the 1940 Act.  The Fund also may borrow money to satisfy repurchase requests from Fund shareholders and to otherwise provide the Fund with temporary liquidity.  The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time indebtedness occurs.  This means that the value of the Fund's total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness.  Private Real Estate Investment Funds may utilize leverage in their investment activities. However, the Private Real Estate Investment Funds' borrowings are not subject to the asset coverage requirement. Accordingly, the Fund, through its investments in Private Real Estate Investment Funds, may be exposed to the risk of highly leveraged investment programs.

The Fund concentrates investments in the real estate industry, meaning that, under normal circumstances, it invests over 25% of its gross assets in real estate and real estate related industry securities.  This policy is fundamental and may not be changed without shareholder approval.

The SAI contains a list of the fundamental (those that may not be changed without a shareholder vote) and non-fundamental (if any) investment policies of the Fund under the heading "Investment Objectives and Policies."

Investment Strategy, Diversification and Criteria Used in Selecting Investments

The Fund's investment strategy focuses on identifying individual securities that have:

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an emphasis on income generation.

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attractive risk-adjusted returns,

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moderate volatility, and

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low to moderate correlation to the broader equity markets.

The Fund seeks diversification of its investments within the real estate industry through exposure to a broad range of asset classes and managers, and by investing across various levels and qualities of real estate. Further, the Fund will seek to diversify geographically both within and outside of the United States and by capital structure (investments in common stock, preferred stock, warrants, debt and convertible securities).

The Adviser uses both quantitative and qualitative processes to select investments for the Fund. Analyzing relevant quantitative and qualitative criteria, the Adviser identifies investments which it believes to be 'best in class' based on their potential for generating sustainable, positive, risk-adjusted returns under a wide variety of market conditions.  In constructing the portfolio, the Adviser seeks to balance the competing objectives of providing income, maximizing portfolio returns, and minimizing portfolio volatility.  The Adviser selects securities from different real estate regions and sectors to create a portfolio it believes will deliver a relatively high risk-adjusted return.

Because of the lead/lag relationship between public REITs and private real estate investments, the Adviser believes that an optimally blended portfolio can be hedged against downturns in the real estate market: when one side of the real estate market is falling, the other can buoy returns for the overall Fund.  While the Adviser may strategically rebalance the Fund's diversification exposure based on changing market conditions, the Adviser will seek to maintain a well-diversified portfolio that effectively manages real estate asset class and sector risk over time. The Adviser manages the Fund's investments over a long-term time horizon while being mindful of the historical context of the markets.

There can be no assurance that any or all of the Fund's investment strategies will be successful.

Diversification of Asset Managers

The Fund intends to pursue its objective of maintaining moderate volatility and low to moderate correlation to the broader equity markets by identifying and investing with asset managers with expertise in managing portfolios of real estate and real estate related industry securities. Using information generally available to investors, the Adviser will evaluate asset managers based on their experience, track record, current portfolios, and ability to weather real estate cycles by employing effective risk management and mitigation strategies.

Many Private Real Estate Investment Funds require large minimum investments and impose stringent investor qualification criteria that are intended to limit their direct investors mainly to institutions such as endowments and pension funds.  By investing in such Private Real Estate Investment Funds, the Fund offers its shareholders access to institutional asset managers that may not be otherwise available to them.

Diversification by Asset Class

The Fund intends to pursue its objective of producing current income, achieving long-term capital appreciation, and maintaining moderate portfolio volatility by diversifying its investments across the many asset classes of the real estate industry, including retail, office, multifamily, hospitality, industrial, heath care, land and self-storage sectors.

Diversification by Type and Quality of Real Property

The Fund intends to pursue its objectives of producing current income, achieving long-term capital appreciation, and maintain moderate portfolio volatility by investing across various levels and qualities of real estate.  The levels are often referred to as Core, Core Plus, Value Add, Opportunistic or Distressed real estate.

Core. The Fund's "core" investments target high-quality portfolios with real estate assets that provide relatively lower and more stable returns. Such investments are typically located in primary markets and in the conventional property types, which consist of office, retail, multifamily and hotels. Properties are stable, well-maintained, well-leased and often of the Class A variety.

Core Plus. The Fund's "core plus" investments are a moderate risk/moderate return strategy. These investments will generally be in core properties however some of these properties will require some form of enhancement or value-added element.

Value Added. The Fund's "'value added" strategy typically focuses on more aggressive active asset management and often employs more leverage. This is a medium-to-high risk/medium-to-high return strategy. It generally involves buying a property, improving it in some way, and selling it at an opportune time for a gain. Properties are considered value added when they exhibit management or operational problems, require physical improvement due to age, and/or suffer from capital constraints.

Opportunistic or Distressed. The Fund's "'opportunistic" or "distressed" investments typically focuses on the most aggressive and active asset management strategies, typically on growth and development oriented or centered properties, and/or on property repositioning or redevelopment strategies. Such investments typically offer the highest overall expected return potential, but also carry the highest risk. They frequently utilize high degrees of financial leverage and require substantial capital investment. Typically, a significant portion of the return on the underlying asset is achieved upon its sale or refinancing, with limited or no current income generation.

Other Information Regarding Investment Strategy

The Fund may, from time to time, take defensive positions that are inconsistent with the Fund's principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. During such times, the Adviser may determine that the Fund should invest up to 100% of its assets in cash or cash equivalents, consisting of money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U. S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objectives.  The Adviser may invest the Fund's cash balances in any investments it deems appropriate. The Adviser expects that such investments will be made, without limitation and as permitted under the 1940 Act, in money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into recommendations and decisions of the Adviser and the Fund's portfolio manager are subjective.

The Fund has no intent to use leverage through issuing preferred shares during the next twelve months.  However, the Board of Trustees may decide to issue preferred shares in the future, subject to the asset coverage requirements of the 1940 Act, which generally require that a Fund have asset coverage of at least 200% of the issue size.  The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares, as permitted under the 1940 Act.  In addition, the Fund may be deemed to incur economic leverage embedded in instruments in which it may invest.

The frequency and amount of portfolio purchases and sales (known as the "portfolio turnover rate") will vary from year to year.  The portfolio turnover rate is not expected to exceed 100%, but may vary greatly from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate. Although the Fund generally does not intend to trade for short-term profits, the Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Higher rates of portfolio turnover would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates. See "Tax Status" in the Fund's SAI.

There is no assurance what portion, if any, of the Fund's investments will qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund's distributions will be designated as qualified dividend income. See "U.S. Federal Income Tax Matters."

Portfolio Investments

The Fund may invest in the following types of securities, subject to certain limitations as set forth below. The Fund is under no obligation to invest in any of these securities.

Real Estate Investment Trusts

The Fund will invest in real estate investment trusts.  REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by numerous factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance costs, the cost of complying with the Americans with Disabilities Act, increasing competition and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital.

Dividends paid by REITs will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. See "U.S. Federal Income Tax Matters."

Real Estate Operating Companies.

The Fund will invest in real estate operating companies (REOC).  REOCs are companies that invest in real estate and whose shares trade on public exchanges.  The market value of REOC shares and the ability of REOCs to distribute income may be adversely affected by the same factors as those described above for REITs.  However, REOCs differ from REITs in that dividends received by REOC shareholders are taxed similar to dividends of a standard corporation, REOCs have less investment limitations and investments can be funded with internally generated funds without penalty (i.e., forfeiting tax advantages), and REOCs do not need to hire outside management for certain assets such as hotels.

Private Real Estate Investment Funds and Public Investment Funds

Private Real Estate Investment Funds and Public Investment Funds may employ a wide variety of investment strategies, including:

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Diversified Equities. A long/short investment strategy of investing in equity, equity-related and other securities.

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Debt and Equity Opportunities. A long/short investment strategy in corporate debt and equity securities of leveraged companies and financially distressed firms and other investments.

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Credit Opportunities. A long/short investment strategy in corporate debt and equity securities to capture credit opportunities in all market environments

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Structured Credit. A long/short investment strategy in structured mortgage-backed securities.

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Managed Futures. A strategy that generates returns from convergent and divergent trends in the financial and currency futures markets.

Exchange Traded Funds ("ETFs")

The Fund may invest its assets in ETFs that invest primarily in what the Adviser considers alternative assets, subject to the Fund's investment restrictions.  Alternative assets consist of assets other than traditional stocks and bonds, and commonly include commodities, real estate, and foreign currencies.  Under normal circumstances, the Fund will invest no more than 20% of its gross assets in non-real estate related alternative assets.  ETFs are typically passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends.  Additionally, some ETFs are unit investment trusts, which are unmanaged portfolios overseen by trustees and some ETFs may be grantor trusts.

An ETF typically holds a portfolio of securities or contracts designed to track a particular market segment or index.  ETFs generally have two markets.  The primary market is where institutions swap "creation units" in block-multiples of, for example, 50,000 shares for in-kind securities and cash in the form of dividends.  The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange.  This is different from mutual funds that are traded after hours once the NAV is calculated.  ETFs share many similar risks with mutual funds and closed-end funds.

ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. Investments in ETFs are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. ETFs also are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other funds that invest exclusively in stocks and bonds. You will indirectly bear fees and expenses charged by the ETFs in addition to the Fund's direct fees and expenses. Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, adversely affecting the Fund's performance.

Closed-End Funds

The Fund may invest its assets in "closed-end" investment companies (or "closed-end funds") that invest primarily in what the Adviser considers alternative assets, subject to the Fund's investment restrictions.  Alternative assets consist of assets other than traditional stocks and bonds, such as commodities, real estate, and foreign currencies.  Under normal circumstances, the Fund will invest no more than 20% of its gross assets in non-real estate related alternative assets.  Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the NYSE, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets.  Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open end investment company, investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

Open End Funds (mutual funds)

The Fund may invest in open end investment companies, commonly known as mutual funds.  The Fund may invest in mutual funds  that invest primarily in what the Adviser considers to be alternative assets, subject to the Fund's investment restrictions.  Alternative assets consist of assets other than traditional stocks and bonds, and commonly include commodities, real estate, and foreign currencies.  Under normal circumstances, the Fund will invest no more than 20% of its gross assets in non-real estate related alternative assets.

RISK FACTORS

An investment in the Fund's shares is subject to risks. The value of the Fund's investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund's shares to increase or decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a complete investment program. Before investing in the Fund you should consider carefully the following risks the Fund faces through its direct investments and its investments in Private Real Estate Investment Funds and Public Investment Funds. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisors, before deciding whether to invest in the Fund.

Conflicts of Interest. The Adviser, and/or its affiliates manage the assets of and/or provide advice to individual accounts, as well as to the Fund. The Fund has no interest in the activities of the Adviser's other clients. In addition, the Adviser and its affiliates, and any of their respective officers, directors, partners, members or employees, may invest for their own accounts in various investment opportunities, including in investment funds, private investment companies or other investment vehicles in which the Fund will have no interest. However, there are no affiliations or arrangements between the Adviser's clients, the Private Real Estate Investment Funds and Public Investment Funds and the asset managers to the Private Real Estate Investment Funds and Public Investment Funds.

Convertible Securities Risk.  Convertible securities are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities.  Convertible securities are similar to fixed-income securities because they usually pay a fixed interest rate (or dividend) and are obligated to repay principal on a given date in the future. The market value of fixed-income and preferred securities tends to decline as interest rates increase and tends to increase as interest rates decline.  Convertible securities have characteristics of a fixed-income security and are particularly sensitive to changes in interest rates when their conversion value is lower than the value of the bond or preferred share.  Fixed-income and preferred securities also are subject to credit risk, which is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due. Fixed-income and preferred securities also may be subject to prepayment or redemption risk.  If a convertible security held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the issuing company's common stock or cash or sell it to a third party at a time that may be unfavorable to the Fund.

In addition, the Fund may invest in fixed-income and preferred securities rated less than investment grade that are sometimes referred to as high yield or "junk bonds." These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality securities.  Such securities also may be subject to resale restrictions.  The lack of a liquid market for these securities could decrease the Fund's share price.  Convertible securities have characteristics similar to common stocks especially when their conversion value is the same as the value of the bond or preferred share.  The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Debt Securities Risk.  When the Fund invests in debt securities, the value of your investment in the Fund will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.  Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.

Derivatives Risk. While the Fund does not intend to invest in derivatives or utilize hedging strategies as a principal investment strategy, the Private Real Estate Investment Funds and Public Investment Funds in which the Fund invests will use derivatives (consisting of forwards, options, repurchase agreements, futures, warrants, and swaps) to enhance returns or hedge against market declines. A Private Real Estate Investment Fund's or Public Investment Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time.  Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships.

Distribution Policy Risk.  The Fund's distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder's assets being invested in the Fund and, over time, increase the Fund's expense ratio. A return of capital may also reduce a shareholder's tax basis, resulting in higher taxes when the shareholder sells his shares, and may cause a shareholder to pay taxes even if he sells his shares for less than the original purchase price. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. The initial distribution will be declared on a date determined by the Board. If the Fund's investments are delayed, the initial distribution may consist principally of a return of capital. Because the Fund makes distributions targeted at an annual rate of at least 5.00% of the Fund’s net asset value per share class, all or a portion of a distribution may consist of a return of capital (i.e. from your original investment).  Shareholders should not assume that the source of a distribution from the Fund is net profit.  Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Public Investment Funds Risk.  The Fund's performance depends in part upon the performance of the Public Investment Fund managers and selected strategies, the adherence by such Public Investment Fund managers to such selected strategies, the instruments used by such Public Investment Fund managers and the Adviser's ability to select Public Investment Fund managers and strategies and effectively allocate Fund assets among them.  Fund shareholders will bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, which may include incentive allocations or fees and expenses at the Public Investment Fund level.

The Fund is subject to, and indirectly invests in Public Investment Funds that are subject to, risks associated with legal and regulatory changes applicable to financial institutions generally or to Public Investment Funds in particular.  The Fund may not be able to invest in certain Public Investment Funds that are oversubscribed or closed, or the Fund may be able to allocate only a limited amount of assets to a Public Investment Fund that has been identified as an attractive opportunity.  The Fund's investments in certain Public Investment Funds may be subject to lock-up periods, during which the Fund may not withdraw its investment.  The Fund may invest indirectly a substantial portion of its assets in Public Investment Funds that follow a particular type of investment strategy, which may expose the Fund to the risks of that strategy. Many of the Fund's assets will be priced in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate. The Fund, upon its redemption of all or a portion of its interest in a Public Investment Fund, may receive an in-kind distribution of securities that are illiquid or difficult to value and difficult to dispose of.

Public Investment Fund returns may exhibit greater correlations among each other or with fixed-income or equity indices than anticipated by the Adviser, particularly during times of general market turmoil. Public Investment Fund managers may invest the Public Investment Funds' assets in securities of non-U.S. issuers, including those in emerging markets, and the Fund's assets may be invested in Public Investment Funds that may be denominated in non-U.S. currencies, thereby exposing the Fund to various risks that may not be applicable to U.S. securities. Public Investment Fund Managers focus primarily on the real estate industry, which subjects Public Investment Funds, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries. Public Investment Fund Managers may focus on a particular country or geographic region, which may subject Public Investment Funds, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions.

Public Investment Fund managers may use derivatives for speculative or hedging purposes. Public Investment Fund managers may have limited operating histories upon which to evaluate their performance. Public Investment Funds may incur leverage for investment or other purposes, which may increase the volatility of the Public Investment Funds. Public Investment Fund managers may sell short securities held by Public Investment Funds, which presents the theoretical risk of unlimited loss because of increases in the market price of the security sold short, and the risk that Public Investment Funds' short selling activities may be adversely affected by regulatory restrictions that may be imposed at any time. Public Investment Fund managers may invest the Public Investment Funds' assets without limitation in restricted and illiquid securities. Public Investment Fund managers may invest the Public Investment Funds' assets in equity securities without limitation as to market capitalization.  Public Investment Funds may invest in equity securities issued by smaller capitalization companies, including micro-cap companies, the prices of which may be subject to erratic market movements.

Issuer Risk.  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  The value of an issuer's securities that are held in the Fund's portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Leveraging Risk.  The use of leverage, such as borrowing money to purchase securities, by the Fund or a Private Real Estate Investment Fund or a Public Investment Fund will magnify the Fund's gains or losses.  The use of leverage via short selling by a Private Real Estate Investment Fund or a Public Investment Fund will also magnify the Fund's gains or losses.  Generally, the use of leverage also will cause the Fund and a Private Real Estate Investment Fund or a Public Investment Fund to have higher expenses (especially interest and/or short selling-related dividend expenses) than those of funds that do not use such techniques.  In addition, a lender to the Fund or a Private Real Estate Investment Fund or a Public Investment Fund may terminate or refuse to renew any credit facility.  If the Fund or Private Real Estate Investment Fund or a Public Investment Fund is unable to access additional credit, it may be forced to sell investments at inopportune times, which may further depress the returns of the Fund.

Liquidity Risk. The Fund is a closed-end investment company structured as an "interval fund" and designed for long-term investors.  Unlike many closed-end investment companies, the Fund's shares are not listed on any securities exchange and are not publicly traded. There is currently no secondary market for the shares and the Fund expects that no secondary market will develop. Limited liquidity is provided to shareholders only through the Fund's quarterly repurchase offers for no less than 5% of the shares outstanding at NAV. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer.  The Fund's investments are also subject to liquidity risk.  Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.  Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk.  The Fund's NAV changes daily based on the performance of the securities and derivatives in which it invests. The Adviser's judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests (directly or indirectly) may prove to be incorrect and may not produce the desired results.  Additionally, the Adviser's judgments about the potential performance of Private Real Estate Investment Fund or a Public Investment Funds may also prove incorrect and may not produce the desired results.  The Fund's portfolio manager and the other officers of the Adviser have no experience managing a closed-end fund.

Market Risk.  An investment in shares is subject to investment risk, including the possible loss of the entire principal amount invested.  An investment in shares represents an indirect investment in the securities owned by the Fund.  The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Medium and Small Capitalization Company Risk. The Fund will concentrate its investments in real estate related industry securities. Many issuers of real estate securities are medium or small capitalization companies which may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more-established companies. This may cause the Fund's NAV to be more volatile when compared to investment companies that focus only on large capitalization companies.

Generally, securities of medium and small capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies. Compared to large companies, smaller companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of smaller companies are often traded over-the-counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

Preferred Securities Risk. There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company's capital structure, limited liquidity, limited voting rights and special redemption rights.

Private Real Estate Investment Funds Risk.  The Fund's performance depends in part upon the performance of the Private Real Estate Investment Fund managers and selected strategies, the adherence by such Private Real Estate Investment Fund managers to such selected strategies, the instruments used by such Private Real Estate Investment Fund managers and the Adviser's ability to select Private Real Estate Investment Fund managers and strategies and effectively allocate Fund assets among them.  Fund shareholders will bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, which may include incentive allocations or fees and expenses at the Private Real Estate Investment Fund level.

The Fund is subject to, and indirectly invests in Private Real Estate Investment Funds that are subject to, risks associated with legal and regulatory changes applicable to financial institutions generally or to Private Real Estate Investment Funds in particular.  The Fund may not be able to invest in certain Private Real Estate Investment Funds that are oversubscribed or closed, or the Fund may be able to allocate only a limited amount of assets to a Private Real Estate Investment Fund that has been identified as an attractive opportunity.  The Fund's investments in certain Private Real Estate Investment Funds may be subject to lock-up periods, during which the Fund may not withdraw its investment.  The Fund may invest indirectly a substantial portion of its assets in Private Real Estate Investment Funds that follow a particular type of investment strategy, which may expose the Fund to the risks of that strategy. Many of the Fund's assets will be priced in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate. The Fund, upon its redemption of all or a portion of its interest in a Private Real Estate Investment Fund, may receive an in-kind distribution of securities that are illiquid or difficult to value and difficult to dispose of.

Private Real Estate Investment Fund returns may exhibit greater correlations among each other or with fixed-income or equity indices than anticipated by the Adviser, particularly during times of general market turmoil. Private Real Estate Investment Fund managers may invest the Private Real Estate Investment Funds' assets in securities of non-U.S. issuers, including those in emerging markets, and the Fund's assets may be invested in Private Real Estate Investment Funds that may be denominated in non-U.S. currencies, thereby exposing the Fund to various risks that may not be applicable to U.S. securities. Private Real Estate Investment Fund Managers focus primarily on the real estate industry, which subjects Private Real Estate Investment Funds, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries. Private Real Estate Investment Fund Managers may focus on a particular country or geographic region, which may subject Private Real Estate Investment Funds, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions. Private Real Estate Investment Fund managers may use derivatives for speculative or hedging purposes. Private Real Estate Investment Funds may incur leverage for investment or other purposes, which may increase the volatility of the Private Real Estate Investment Funds. Private Real Estate Investment Fund managers may sell short securities held by Private Real Estate Investment Funds, which presents the theoretical risk of unlimited loss because of increases in the market price of the security sold short, and the risk that Private Real Estate Investment Funds' short selling activities may be adversely affected by regulatory restrictions that may be imposed at any time. Private Real Estate Investment Fund managers may change their investment strategies at any time. Private Real Estate Investment Fund managers may invest the Private Real Estate Investment Funds' assets without limitation in restricted and illiquid securities. Private Real Estate Investment Fund managers may invest the Investment Funds' assets in equity securities without limitation as to market capitalization.  Private Real Estate Investment Funds may invest in equity securities issued by smaller capitalization companies, including micro-cap companies, the prices of which may be subject to erratic market movements.

Private Real Estate Investment Funds are not publicly traded and therefore are not liquid investments.  Please see "Liquidity Risk" for a description of risks associated with illiquid securities.  As a result, the Fund may consider information provided by the asset manager to determine the value of the Fund's investment in the Private Real Estate Investment Fund.  The valuation provided by an asset manager as of a specific date may vary from the actual sale price that may be obtained if such investment were sold to a third party.  The Adviser will use reasonable due diligence to value securities and may also consider information provided by the Private Real Estate Investment Funds, including quarterly unaudited financial statements, which if inaccurate could adversely affect the Adviser's ability to value accurately the Fund's shares.  Private Real Estate Investment Funds that invest primarily in publicly traded securities are more easily valued.

In addition to valuation risk, shareholders of Private Real Estate Investment Funds are not entitled to the protections of the 1940 Act.  For example, Private Real Estate Investment Funds need not have independent boards, may not require shareholder approval of advisory contracts, may leverage to an unlimited extent, and may engage in joint transactions with affiliates.  As a result, Private Real Estate Investment Funds may make significant use of leverage, which has the potential to magnify losses versus funds that do not employ leverage.  Please see "Leverage Risk" above for a description of risks associated with the use of leverage.   Additionally, Private Real Estate Investment Fund managers may have limited operating histories upon which to evaluate their performance, and some Private Real Estate Investment Fund managers may not be registered under the Investment Advisers Act of 1940, as amended.  Further, Private Real Estate Investment Fund managers may charge investors (such as the Fund) asset-based fees and incentive allocations or fees of as much as 20% of a Private Real Estate Investment Fund's net profits (or more in certain limited circumstances), which may create incentives for Private Real Estate Investment Fund managers to make investments that are riskier or more speculative than in the absence of these fees. These characteristics present additional risks, including the possibility of total risk of loss, for shareholders.

The Fund may invest in Private Real Estate Investment Funds that are organized as unregistered REITs, commonly known as private REITs.  Please see "Private REIT Risk" for a description of risks associated with private REITs.

Concentration in Real Estate Securities Risk. The Fund will not invest in real estate directly, but because the Fund will concentrate its investments in investment vehicles that invest principally in real estate and real estate related industry securities, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio.  Although the Fund will not invest in real estate directly, the Fund may be subject to risks similar to those associated with direct ownership in real property. The value of the Fund's shares will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry.  These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company's operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.

There are also special risks associated with particular sectors, or real estate operations generally, as described below:

Retail Properties. Retail properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

Office Properties. Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, the presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

Hospitality Properties. The risks of hospitality or hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hospitality properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

Industrial Properties.  Industrial properties are affected by downturns in the manufacture, processing and shipping of goods.

Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

Land. Land may be affected by development risks including insufficient tenant demand to build or construction delays as well as adverse changes in local and national economic and market conditions.

Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns and effects of general and local economic conditions with respect to rental rates and occupancy levels.

Student Housing Properties.  Student housing properties are affected by fluctuations in underlying demand, which is tied to student enrollments.  Other factors affecting student housing include the supply of university-owned housing and the availability and accessibility of transportation.  In addition, tuition costs and the ability for students to borrow in order to fund their studies will impact available income for student housing costs.

Data Center Properties.  Data center properties are subject to the risk of obsolescence given changing technology and the high investment cost of such assets. Also tenant demand may fluctuate as companies change their needs for information technology investment.

Other factors may contribute to the risk of real estate investments:

Development Issues. Certain real estate companies may engage in the development or construction of real estate properties. These companies in which the Fund invests ("portfolio companies") are exposed to a variety of risks inherent in real estate development and construction, such as the risk that there will be insufficient tenant demand to occupy newly developed properties, and the risk that prices of construction materials or construction labor may rise materially during the development.

Lack of Insurance. Certain of the portfolio companies may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, adversely affect the Fund's investment performance.

Dependence on Tenants. The value of the Fund's portfolio companies' properties and the ability to make distributions to their shareholders depend upon the ability of the tenants at their properties to generate enough income in excess of their operating expenses to make their lease payments. Changes beyond the control of our portfolio companies may adversely affect their tenants' ability to make their lease payments and, in such event, would substantially reduce both their income from operations and ability to make distributions to our portfolio companies and, consequently, the Fund.

Financial Leverage. Real estate companies may be highly leveraged and financial covenants may affect the ability of real estate companies to operate effectively.

Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on shares of the Fund could be reduced.

Financing Issues. Financial institutions in which the Fund may invest are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge. In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution's control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. These limitations may have a significant impact on the profitability of a financial institution since profitability is attributable, at least in part, to the institution's ability to make financial commitments such as loans. Profitability of a financial institution is largely dependent upon the availability and cost of the institution's funds, and can fluctuate significantly when interest rates change.

Current Conditions. The decline in the broader credit markets in recent years related to the sub-prime mortgage dislocation has caused the global financial markets to become more volatile and the United States homebuilding market has been dramatically impacted as a result. The confluence of the dislocation in the real estate credit markets with the broad based stress in the United States real estate industry could create a difficult operating environment for owners of real estate in the near term and investors should be aware that the general risks of investing in real estate may be magnified.

Recent instability in the United States, European and other credit markets also has made it more difficult for borrowers to obtain financing or refinancing on attractive terms or at all. In particular, because of the current conditions in the credit markets, borrowers may be subject to increased interest expenses for borrowed money and tightening underwriting standards. There is also a risk that a general lack of liquidity or other adverse events in the credit markets may adversely affect the ability of issuers in whose securities the Fund invests to finance real estate developments and projects or refinance completed projects.

For example, adverse developments relating to sub-prime mortgages have been adversely affecting the willingness of some lenders to extend credit, in general, which may make it more difficult for companies to obtain financing on attractive terms or at all so that they may commence or complete real estate development projects, refinance completed projects or purchase real estate. It also may adversely affect the price at which companies can sell real estate, because purchasers may not be able to obtain financing on attractive terms or at all. These developments also may adversely affect the broader economy, which in turn may adversely affect the real estate markets. Such developments could, in turn, reduce the number of real estate funds publicly-traded during the investment period and reduce the Fund's investment opportunities.

REIT Risk. Investments in REITs will subject the Fund to various risks. REIT share prices may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. Returns from REITs, which typically are small or medium capitalization stocks, may trail returns from the overall stock market.  In addition, changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Qualification as a REIT under the Internal Revenue Code of 1986, as amended in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Fund's yield on that investment. REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.

Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. See "U.S. Federal Income Tax Matters." The Fund's investments in REITs may include an additional risk to shareholders. Some or all of a REIT's annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Fund's basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Fund's basis in such REIT, the Fund will generally recognize gain. In part because REIT distributions often include a nontaxable return of capital, Fund distributions to shareholders may also include a nontaxable return of capital. Shareholders that receive such a distribution will also reduce their tax basis in their shares of the Fund, but not below zero. To the extent the distribution exceeds a shareholder's basis in the Fund's shares, such shareholder will generally recognize a capital gain. The Fund does not have any investment restrictions with respect to investments in REITs.

Non-Traded REIT Risk.  Non-traded REITs are subject to the following risks in addition to those described in "REIT Risk."  Non-Traded REITs are subject to significant commissions, expenses, and offering and organizational costs that reduce the value of an investor's (including the Fund's) investment.  Non-Traded REITs are not liquid, and investments in Non-Traded REITs may not be accessible for an extended period of time.  Redemption programs offered by Non-Traded REITs may have significant restrictions, such as caps on the amount of shares that can be redeemed annually, limits on the amounts and sources of funds that may be used to fund redemptions and the ability of the REIT to suspend or terminate the program at its discretion. There is no guarantee of any specific return on the principal amount or the repayment of all or a portion of the principal amount invested in Non-Traded REITs.  In addition, there is no guarantee that investors (including the Fund) will receive a distribution. Distributions from Non-Traded REITs may be derived from the proceeds of the offering, from borrowings, or from the sale of assets. Payments of distributions from sources other than cash flow from operations will decrease or diminish an investor's interest.  Dividends paid by Non-Traded REITs may vary based on economic risks, geopolitical risks, changes in the real estate market, performance of the REIT, regulatory changes, and key personnel changes.  Distributions from Non-Traded REITs can be suspended for a period of time or halted altogether.

Private REIT Risk.  Private REITs are subject to the following risks in addition to those described in "Private Real Estate Investment Fund Risk" and "REIT Risk."  Private REITs are typically smaller and financially less stable than Public REITs.  Private REITS are unlisted, making them hard to value and trade.  Moreover, private REITs generally are exempt from Securities Act registration and, as such, are not subject to the same disclosure requirements as Public REITs and Non-Traded REITs, which makes private REITs more difficult to evaluate from an investment perspective.

Foreign Investment Risk.   Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: political and economic developments - the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.; trading practices - government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; availability of information - foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; and limited markets - the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile.

To the extent the Fund invests in investment vehicles that hold securities that are denominated in foreign currencies, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.  Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.  These currency movements may negatively impact the value of the Fund even when there is no change in the value of the security in the issuer's home country.

The risks of foreign investments may be greater in developing or emerging market countries.

Repurchase Policy Risks.  Quarterly repurchases by the Fund of its shares typically will be funded from available cash or sales of portfolio securities. However, payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. The Adviser may take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on any such borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund's expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling investments, the Fund may hold a larger proportion of its gross assets in less liquid securities. Also, the sale of securities to fund repurchases could reduce the market price of those securities, which in turn would reduce the Fund's NAV.

Repurchase of shares will tend to reduce the amount of outstanding shares and, depending upon the Fund's investment performance, its net assets. A reduction in the Fund's net assets may increase the Fund's expense ratio, to the extent that additional shares are not sold. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.

The Fund's quarterly repurchase offers are a shareholder's only means of liquidity with respect to his or her shares.  The shares are not traded on a national securities exchange and no secondary market exists for the shares, nor does the Fund expect a secondary market for its shares to exist in the future.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser. The Board is comprised of five trustees.  The Trustees are responsible for the Fund's overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Fund's investment adviser. The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of committees of the Board, are set forth under "Management" in the SAI.

Investment Adviser

Resource Real Estate, Inc. ("Resource Real Estate"), located at One Crescent Drive, Suite 203, Philadelphia, PA 19112, serves as the Fund's investment adviser.  The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.  The Adviser is a Delaware corporation formed in 2004.  Resource Real Estate is a subsidiary of Resource America, Inc. (a Nasdaq Global Select traded company (Nasdaq: REXI), a specialized asset management company that uses industry specific expertise to generate and administer investment opportunities for its own account and for outside investors in the real estate, commercial finance and financial fund management sectors.  Resource Real Estate invests in and manages real estate investment vehicles on behalf of itself and for outside investors and operates Resource America's commercial real estate debt platform.  It has $2.5 billion under management as of December 31, 2013, and offers investment programs that acquire income-generating multi-family real estate assets throughout the U.S.

Under the general supervision of the Fund's Board of Trustees, the Adviser will carry out the investment and reinvestment of the net assets of the Fund, will furnish continuously an investment program with respect to the Fund, and determine which securities should be purchased, sold or exchanged.  In addition, the Adviser will supervise and provide oversight of the Fund's service providers.  The Adviser will furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund.  The Adviser will compensate all Adviser personnel who provide services to the Fund.  In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Investment Management Agreement a monthly management fee computed at the annual rate of 1.25% of the daily net assets of the Fund.  For the fiscal year ended February 28, 2014, the Adviser waived its advisory fee. The Adviser may employ research services and service providers to assist in the Adviser's market analysis and investment selection.

A discussion regarding the basis for the Board of Trustees' initial approval of the Fund's Investment Management Agreement is available in the Fund’s annual report to shareholders for the fiscal year ended February 28, 2014.

The Adviser and the Fund have entered into the Expense Limitation Agreement under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including organizational and offering expenses, but excluding interest, brokerage commissions and extraordinary expenses), to the extent that they exceed 2.74% per annum of the Fund's average daily net assets attributable toClass C shares. In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation as of the time of waiver to be exceeded. The Expense Limitation Agreement will remain in effect at least until June 30, 2015, unless and until the Board approves its modification or termination.  This agreement may be terminated only by the Fund's Board of Trustees.  After June 30, 2015, the Expense Limitation Agreement may be renewed at the Adviser's and Board's discretion.

Portfolio Manager

Scott Crowe serves as the portfolio manager and is primarily responsible for the day-to-day management of the Fund.  Prior to joining the Adviser in November of 2012, Mr. Crowe was Global Portfolio Manager, Senior Vice President for Cohen & Steers Capital Management Inc. from March 2007 to May 2012, where he served as the lead portfolio manager for global, international and emerging market portfolios and was chair of the firm's Europe, Asia and Global investment committees.  Mr. Crowe earned an Honours degree in Finance from the University of Technology, Sydney and a Bachelor of Commerce from the University of New South Wales in Sydney, Australia.

The SAI provides additional information about the Fund's portfolio manager's compensation, other accounts managed and ownership of Fund shares.

Administrator, Accounting Agent and Transfer Agent

Gemini Fund Services, LLC, located at 80 Arkay Drive, Hauppauge, NY, 11788, serves as Administrator, Accounting Agent and Transfer Agent.  Gemini Fund Services, LLC receives the following fees: for administrative services 0.10% on the first $100 million of net assets of the Fund, 0.08% on the next $150 million of net assets, 0.06% on the next $250 million of net assets, 0.04% on the next $500 million of net assets and 0.03% on net assets greater than $ 1 billion, paid monthly at the preceding annual rates, subject to a $32,000 minimum annual fee; for accounting services a $24,000 base fee plus 0.02% of net assets from $25 to $100 million and 0.01 % of net assets over $ 100 million, paid monthly at the preceding annual rates; for transfer agent services the greater of $14,000 or $16 per account plus various other account-related charges; plus out of pocket expenses for each of the preceding services.

Custodian

Union Bank, N.A., with principal offices at 350 California Street, 6th Floor San Francisco, California 94104, serves as custodian for the securities and cash of the Fund's portfolio.  Under a Custody Agreement, Union Bank, N.A. holds the Fund's assets in safekeeping and keeps all necessary records and documents relating to its duties.

Fund Expenses

The Adviser is obligated to pay expenses associated with providing the services stated in the Investment Management Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund. The Adviser is obligated to pay the fees of any Trustee of the Fund who is affiliated with it.

GFS is obligated to pay expenses associated with providing the services contemplated by a Fund Services Administration Agreement (administration, accounting and transfer agent), including compensation of and office space for its officers and employees and administration of the Fund.

The Fund pays all other expenses incurred in the operation of the Fund, which consist of (i) expenses for legal and independent accountants' services, (ii) costs of printing proxies, share certificates, if any, and reports to shareholders, (iii) charges of the custodian and transfer agent in connection with the Fund's dividend reinvestment policy, (iv) fees and expenses of independent Trustees, (v) printing costs, (vi) membership fees in trade association, (vii) fidelity bond coverage for the Fund's officers and Trustees, (viii) errors and omissions insurance for the Fund's officers and Trustees, (ix) brokerage costs, (x) taxes, (xi) costs associated with the Fund's quarterly repurchase offers, (xii) servicing fees and (xiii) other extraordinary or non-recurring expenses and other expenses properly payable by the Fund. The expenses incident to the offering and issuance of shares to be issued by the Fund will be recorded as a reduction of capital of the Fund attributable to the shares.

Class C shares are subject to a monthly shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to the Class C shares.

The Investment Management Agreement authorizes the Adviser to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions. Any commission, fee or other remuneration paid to an affiliated broker or dealer is paid in compliance with the Fund's procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

Control Persons

A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control.  As of June 17, 2014, the name, address and percentage of ownership of each entity or person that owned of record or beneficially 25% or more of the outstanding shares of the Fund were as follows:

Class A Shares
Name & Address	Percentage of Fund
Charles Schwab & Co. 211 Main Street San Francisco, CA 94105	46.32%

DETERMINATION OF NET ASSET VALUE

The net asset value (or NAV) of shares of the Fund is determined daily, as of the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time). Class C shares are offered at net asset value plus the applicable sales load. During the continuous offering, the price of the shares will increase or decrease on a daily basis according to the net asset value of the shares. In computing net asset value, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available (as in the case of Private Real Estate Investment Funds investing in private real estate), securities are valued at fair value as determined by the Board of Trustees. As a general matter, fair value represents the amount that the Fund could reasonably expect to receive if the Fund's investment in the security were sold at the time of valuation, based on information reasonably available at the time the valuation is made and that the Board believes to be reliable.  The Board has delegated the day to day responsibility for determining these fair values in accordance with the policies it has approved to the Adviser, which acts under the Board's supervision. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Private Real Estate Investment Funds and Non-Traded REITs ("Non-Traded Funds") will be difficult to value, particularly to the extent that their underlying investments are not publicly traded.  In the event a Non-Traded Fund does not report a value to the Fund on a timely basis, the Adviser, acting under the Board's supervision and pursuant to policies implemented by the Board, will determine the fair value of the Fund's investment based on the most recent value reported by the Non-Traded Fund, as well as any other relevant information available at the time the Fund values its investments.  Following procedures adopted by the Board, in the absence of specific transaction activity in a particular investment fund, the Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value the Fund's investment at the net asset value reported by the Non-Traded Fund at the time of valuation or to adjust the value to reflect a premium or discount.

There is no single standard for determining fair value of a security. Rather, the Adviser's fair value calculations will involve significant professional judgment in the application of both observable and unobservable attributes, and as a result, the calculated net asset values of the Non-Traded Funds' assets may differ from their actual realizable value or future fair value.  In determining the fair value of a security for which there are no readily available market quotations, the Adviser, acting under the Board's supervision and pursuant to policies implemented by the Board, may consider several factors, including fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, the liquidity of the market for the security and the recommendation of the Fund's Portfolio Manager.  The Adviser may also consider periodic financial statements (audited and unaudited) or other information provided by the issuer to investors or prospective investors.  As part of its due diligence of Non-Traded Fund investments, the Adviser will attempt to obtain current information on an ongoing basis from market sources, asset managers and/or issuers  to value all fair valued securities.  However, it is anticipated that portfolio holdings and other value information of the Non-Traded Funds could be available on no more than a quarterly basis.  Based on its review of all relevant information, the Adviser may conclude in certain circumstances that the information provided by the asset manager and/or issuer of a Non-Traded Fund does not represent the fair value of the Fund's investment in such security.  Private Real Estate Investment Funds that invest primarily in publicly traded securities are more easily valued because the values of their underlying investments are based on market quotations.

Before investing in any Non-Traded Fund, the Adviser, under the oversight of the Board, will conduct a due diligence review of the valuation methodology utilized by the Non-Traded Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with those used by the Fund for valuing its own investments. After investing in a Non-Traded Fund, the Adviser will monitor the valuation methodology used by the asset manager and/or issuer of the Non-Traded Fund.  Following procedures adopted by the Board, in the absence of specific transaction activity in a particular investment fund or REIT, the Board will consider whether it is appropriate, in light of all relevant circumstances, to value the Fund's investment at the net asset value reported by the Non-Traded Fund at the time of valuation or to adjust the value to reflect a premium or discount.

The Adviser will provide the Board of Trustees with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuations problems that have arisen, if any. To the extent deemed necessary by the Adviser, the Valuation Committee of the Board will review any securities valued by the Adviser in accordance with the Fund's valuation policies. The Adviser will provide the Board of Trustees with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuations problems that have arisen, if any. To the extent deemed necessary by the Adviser, the Valuation Committee of the Board will review any securities valued by the Adviser in accordance with the Fund's valuation policies.

Non-dollar-denominated securities, if any, are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value materially have affected the value of the securities.  Trading may take place in foreign issues held by the Fund, if any, at times when the Fund is not open for business. As a result, the Fund's net asset value may change at times when it is not possible to purchase or sell shares of the Fund. The Fund may use a third party pricing service to assist it in determining the market value of securities in the Fund's portfolio. The Fund's net asset value per share is calculated, on a class-specific basis, by dividing the value of the Fund's total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses of the Fund, less the Fund's other liabilities by the total number of shares outstanding.

For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Board shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on the NASDAQ are valued at the NASDAQ official closing price.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the NASDAQ or, in the case of securities not reported by the NASDAQ or a comparable source, as the Board deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities.

CONFLICTS OF INTEREST

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars", if any).  The Adviser has adopted policies and procedures and has structured its portfolio managers' compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.  These policies and procedures generally require that the Adviser distribute investment opportunities among client accounts in a fair and equitable manner  (i.e., on a pro rata basis, relative to the size of the order) and seek best execution for securities transactions executed on the Fund's behalf.

QUARTERLY REPURCHASES OF SHARES

Once each quarter, the Fund will offer to repurchase at NAV no less than 5% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below).  The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).  Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the "Repurchase Request Deadline").  Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a "Repurchase Pricing Date").  Tenders of Class C shares fewer than 365 days after the original purchase date may be subject to an early withdrawal charge of 1.00%, which will be deducted from repurchase proceeds.

Shareholders will be notified in writing about each quarterly repurchase offer, how they may request that the Fund repurchase their shares and the "Repurchase Request Deadline," which is the date the repurchase offer ends.  Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline.  The time between the notification to shareholders and the Repurchase Request Deadline is generally 30 days, but may vary from no more than 42 days to no less than 21 days.  Payment pursuant to the repurchase will be made by checks to the shareholder's address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date.  The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

Determination of Repurchase Offer Amount

The Board of Trustees, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the "Repurchase Offer Amount") for a given Repurchase Request Deadline. The Repurchase Offer Amount will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline.  However, investors should not rely on repurchase offers being made in amounts in excess of 5% of Fund assets.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder's obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

Notice to Shareholders

Approximately 30 days (but no less than 21 days and more than 42 days) before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification ("Shareholder Notification").  The Shareholder Notification will contain information shareholders should consider in deciding whether or not to tender their shares for repurchase. The notice also will include detailed instructions on how to tender shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the "Repurchase Payment Deadline").  The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how shareholders may ascertain the NAV after the notification date.

Repurchase Price

The repurchase price of the shares will be at the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. You may call 1-855-747-9559 to learn the NAV. The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.

Early Withdrawal Charge

Selling brokers, or other financial intermediaries that have entered into distribution agreements with the Distributor, may receive a commission of up to 1.00% of the purchase price of Class C shares.  Shareholders who tender for repurchase of such shareholder's Class C shares within 365 days of purchase will be subject to an early withdrawal charge of 1.00% of the original purchase price. The Distributor may waive the imposition of the early withdrawal charge in the following situations: (1) shareholder death or (2) shareholder disability.  Any such waiver does not imply that the early withdrawal charge will be waived at any time in the future or that such early withdrawal charge will be waived for any other shareholder.

Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline.  Payment pursuant to the repurchase offer will be made by check to the shareholder's address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date.  The Board may establish other policies for repurchases of shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline.  If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis.  However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered.

Suspension or Postponement of Repurchase Offer

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

Liquidity Requirements

The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the notice is sent to shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline.  The Board of Trustees has adopted procedures that are reasonably designed to ensure that the Fund's assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph.  If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board of Trustees will take whatever action it deems appropriate to ensure compliance.

Consequences of Repurchase Offers

Repurchase offers will typically be funded from available cash or sales of portfolio securities. Payment for repurchased shares, however, may require the Fund to liquidate portfolio holdings earlier than the Adviser otherwise would, thus increasing the Fund's portfolio turnover and potentially causing the Fund to realize losses. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares in a repurchase offer by increasing the Fund's expenses and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities.  The sale of portfolio securities to fund repurchases also could reduce the market price of those underlying securities, which in turn would reduce the Fund's NAV.

Repurchase of the Fund's shares will tend to reduce the amount of outstanding shares and, depending upon the Fund's investment performance, its net assets. A reduction in the Fund's net assets would increase the Fund's expense ratio, to the extent that additional shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of shares by the Fund will be a taxable event to shareholders.

The Fund is intended as a long-term investment. The Fund's quarterly repurchase offers are a shareholder's only means of liquidity with respect to his or her shares.  Shareholders have no rights to redeem or transfer their shares, other than limited rights of a shareholder's descendants to redeem shares in the event of such shareholder's death pursuant to certain conditions and restrictions. The shares are not traded on a national securities exchange and no secondary market exists for the shares, nor does the Fund expect a secondary market for its shares to exist in the future.

DISTRIBUTION POLICY

The Fund’s distribution policy is to make quarterly distributions to shareholders. The level of quarterly distributions (including any return of capital) is targeted to represent an amount equivalent to an annual rate of at least 5.00% of the Fund’s current net asset value per share class.  If, for any distribution, investment company taxable income (which term includes net short-term capital gain), if any, and net tax-exempt income, if any, is less than the amount of the distribution, then assets of the Fund will be sold and the difference will generally be a tax-free return of capital distributed from the Fund's assets. The Fund's final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund's current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets).

This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder's assets being invested in the Fund and, over time, increase the Fund's expense ratio. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. The initial distribution will be declared on a date determined by the Board. If the Fund's investments are delayed, the initial distribution may consist principally of a return of capital.

Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested in additional shares of the Fund. See "Dividend Reinvestment Policy."

The dividend distribution described above may result in the payment of approximately the same amount or percentage to the Fund's shareholders each period. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Fund is net profit.

The Board reserves the right to change the quarterly distribution policy from time to time.

Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits.  However, all or a portion of a distribution may consist of a return of capital.  Shareholders should not assume that the source of a distribution from the Fund is net profit.  A return of capital is not taxable to a shareholder unless it exceeds a shareholder’s tax basis in the shares.  Returns of capital reduce a shareholder’s tax cost (or “tax basis”).  Once a shareholder’s tax basis is reduced to zero, any further return of capital would be taxable.  Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.  As required under the Investment Company Act of 1940, the Fund will provide a notice to shareholders at the time of distribution when such distribution does not consist solely of net income.  Additionally, each distribution payment will be accompanied by a written statement which discloses the source or sources of each distribution.  The IRS requires you to report these amounts, excluding returns of capital, on your income tax return for the year declared.  The Fund will provide disclosures, with each distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital.  At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes.  An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law.

DIVIDEND REINVESTMENT POLICY

The Fund will operate under a dividend reinvestment policy administered by GFS (the "Agent"). Pursuant to the policy, the Fund's income dividends or capital gains or other distributions (each, a "Distribution" and collectively, "Distributions"), net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.

Shareholders automatically participate in the dividend reinvestment policy, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify the Agent in writing at Resource Real Estate Diversified Income Fund, c/o Gemini Fund Services, LLC, 80 Arkay Drive, Hauppauge, NY 11788.  Such written notice must be received by the Agent 30 days prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the dividend reinvestment policy. Under the dividend reinvestment policy, the Fund's Distributions to shareholders are reinvested in full and fractional shares as described below.

When the Fund declares a Distribution, the Agent, on the shareholder's behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund's NAV per share.

The Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Agent will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder's proxy, if any, will include those shares purchased pursuant to the dividend reinvestment policy.  Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned.  The Fund will issue certificates in its sole discretion.  The Agent will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the dividend reinvestment policy, the Agent will administer the dividend reinvestment policy on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder's name and held for the account of beneficial owners participating under the dividend reinvestment policy.

Neither the Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the dividend reinvestment policy, nor shall they have any duties, responsibilities or liabilities except as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant's account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See "U.S. Federal Income Tax Matters."

The Fund reserves the right to amend or terminate the dividend reinvestment policy. There is no direct service charge to participants with regard to purchases under the dividend reinvestment policy; however, the Fund reserves the right to amend the dividend reinvestment policy to include a service charge payable by the participants.

All correspondence concerning the dividend reinvestment policy should be directed to the Agent at Resource Real Estate Diversified Income Fund, c/o Gemini Fund Services, LLC, 80 Arkay Drive, Hauppauge, NY 11788.  Certain transactions can be performed by calling the toll free number 1-855-747-9559.

U.S. FEDERAL INCOME TAX MATTERS

The following briefly summarizes some of the important federal income tax consequences to shareholders of investing in the Fund's shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate, tax-exempt and foreign investors. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of the Fund that acquires, holds and/or disposes of shares of the Fund, and reflects provisions of the Internal Revenue Code of 1986, as amended, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the SAI.  There may be other tax considerations applicable to particular investors such as those holding shares in a tax deferred account such as an IRA or 401(k) plan.  In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

The Fund intends to elect to be treated and to qualify each year for taxation as a regulated investment company under Subchapter M of the Code. In order for the Fund to qualify as a regulated investment company, it must meet an income and asset diversification test each year. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements.

The Fund intends to make distributions of investment company taxable income after payment of the Fund's operating expenses no less frequently than annually. Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares of the Fund pursuant to the dividend reinvestment policy.  For U.S. federal income tax purposes, all dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the policy in additional shares of the Fund. Distributions of the Fund's investment company taxable income (including short-term capital gains) will generally be treated as ordinary income to the extent of the Fund's current and accumulated earnings and profits. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to shareholders as capital gains, regardless of the length of time shares have been held by shareholders. Distributions, if any, in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder of the Fund (assuming the shares are held as a capital asset).  A corporation that owns Fund shares generally will not be entitled to the dividends received deduction with respect to all of the dividends it receives from the Fund. Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction. There can be no assurance as to what portion of Fund dividend payments may be classified as qualifying dividends. The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e. ordinary income dividends, capital gains dividends, qualified dividends or return of capital distributions) will be made as of the end of the Fund's taxable year. Generally, no later than 60 days after the close of its taxable year, the Fund will provide shareholders with a written notice designating the amount of any capital gain distributions and any other distributions.

The Fund will inform its shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

The Fund is an unincorporated statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on August 1, 2012. The Fund's Agreement and Declaration of Trust (the "Declaration of Trust") provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of shares, subject to a $1 billion limit on the Fund.  The Fund does not intend to hold annual meetings of its shareholders.

The Declaration of Trust, which has been filed with the SEC, permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest, no par value. The Fund offers three different classes of shares:  Class A, Class C and Class I shares.  The Fund began continuously offering its common shares on March 11, 2013.  As of July 1, 2014, the Fund simultaneously redesignated its issued and outstanding common shares as Class A shares and created its Class C and Class I shares. Class A shares and Class I shares are sold through separate prospectuses. An investment in any share class of the Fund represents an investment in the same assets of the Fund.

Holders of shares will be entitled to the payment of dividends when, as and if declared by the Board of Trustees. The Fund currently intends to make dividend distributions to its shareholders after payment of Fund operating expenses including interest on outstanding borrowings, if any, no less frequently than quarterly. Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested for shareholders in additional shares of the same class of the Fund. See "Dividend Reinvestment Policy." The 1940 Act may limit the payment of dividends to the holders of shares.

Each whole share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC.  Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among its shareholders. The shares are not liable to further calls or to assessment by the Fund. There are no pre-emptive rights associated with the shares. The Declaration of Trust provides that the Fund's shareholders are not liable for any liabilities of the Fund. Although shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

The Fund generally will not issue share certificates. However, upon written request to the Fund's transfer agent, a share certificate may be issued at the Fund's discretion for any or all of the full shares credited to an investor's account. Share certificates that have been issued to an investor may be returned at any time. The Fund's transfer agent will maintain an account for each shareholder upon which the registration of shares are recorded, and transfers, permitted only in rare circumstances, such as death or bona fide gift, will be reflected by bookkeeping entry, without physical delivery. GFS will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

The following table shows the amounts of Fund Shares that have been authorized and are outstanding as of July 1, 2014:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Fund or for its Account	Amount Outstanding Excluding Amount Shown Under (3)
Class C Shares	Unlimited*	None	None

*subject to a $1 billion limit on the Fund

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board of Trustees, and could have the effect of depriving the Fund's shareholders of an opportunity to sell their shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund.  The Trustees are elected for indefinite terms and do not stand for reelection.  A Trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that are entitled to elect a Trustee and that are entitled to vote on the matter.  The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund's asset, or liquidation.  Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

PLAN OF DISTRIBUTION

Northern Lights Distributors, LLC, located at 17605 Wright Street Omaha, NE 68130, serves as the Fund's principal underwriter, within the meaning of the 1940 Act, and acts as the distributor of the Fund's shares on a reasonable efforts basis, subject to various conditions.  The Fund's shares are offered for sale through the Distributor at NAV plus the applicable sales load.  The Distributor also may enter into selected dealer agreements with other broker dealers for the sale and distribution of the Fund's shares.  In reliance on Rule 415, the Fund intends to offer to sell up to $1,000,000,000 of its shares, on a continual basis, through the Distributor. No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Fund's shares, but will use its reasonable efforts to sell the shares.  Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market marker in Fund shares. The Class C shares  pay to the Distributor a Distribution Fee that accrues at an annual rate equal to 0.75% of the Fund's average daily net assets attributable to Class C shares and is payable on a quarterly basis.  Class C shares are subject to a monthly shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to Class C shares. Upon a purchase of Class C shares, broker dealers receive a fee equal to 1.00% of the amount invested.  Brokers dealers begin to receive the Distribution Fee and shareholder servicing fee at the end of the first quarter after Class C shares have been held by the investor for one full year.

The Adviser or its affiliates, in the Adviser's discretion and from their own resources (which may include the Adviser's legitimate profits from the advisory fee it receives from the Fund), may pay additional compensation to brokers or dealers in connection with the sale and distribution of Fund shares (the "Additional Compensation").  In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a broker's or dealer's registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker's or dealer's registered representatives.  The Additional Compensation may differ among brokers or dealers in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding shares held by shareholders introduced by the broker or dealer, or determined in some other manner.  The receipt of Additional Compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

Prior to the initial public offering of shares, the Adviser purchased shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

About the Dealer Manager.  The dealer manager for this offering is Resource Securities, Inc. (“Resource Securities”), an affiliate of the Adviser. Resource Securities was formed in 2004 and registered as a broker-dealer with the SEC and FINRA in April 2005.  Resource Securities receives compensation for certain sales, promotional and marketing services provided to the Fund in connection with the distribution of the Fund’s Class C shares.  In its capacity as dealer manager of this offering, Resource Securities receives dealer manager fees of 1.50% of the Fund's public offering price per Class C share for amounts invested under $1,000,000 and 0.99% per Class C share for amounts invested of $1,000,000 and above.

Purchasing Shares

Investors may purchase shares directly from the Fund in accordance with the instructions below. Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by Gemini Fund Services, LLC, the Fund's administrator.  The returned check and stop payment fee is currently $25.  Investors may buy and sell shares of the Fund through financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, "Financial Intermediaries"). Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary. A Financial Intermediary may hold shares in an omnibus account in the Financial Intermediary's name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor's account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly. Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, will be priced based on the Fund's NAV next computed after it is received by the Financial Intermediary.

By Mail

To make an initial purchase by mail, complete an account application and mail the application, together with a check made payable to Resource Real Estate Diversified Income Fund to:

Resource Real Estate Diversified Income Fund
c/o Gemini Fund Services, LLC
P.O. Box 541150

Omaha, NE 68154-1150

All checks must be in US Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier's checks in amounts of less than $10,000. To prevent check fraud, the Fund will neither accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares, nor post-dated checks, post-dated on-line bill pay checks, or any conditional purchase order or payment.

The transfer agent will charge a $25.00 fee against an investor's account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

By Wire — Initial Investment

To make an initial investment in the Fund, the transfer agent must receive a completed account application before an investor wires funds. Investors may mail or overnight deliver an account application to the transfer agent. Upon receipt of the completed account application, the transfer agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor's bank to send the wire. An investor's bank must include both the name of the Fund, the account number, and the investor's name so that monies can be correctly applied. If you wish to wire money to make an investment in the Fund, please call the Fund at 1-855-747-9559 for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.  The bank should transmit funds by wire to:

ABA #: (number provided by calling toll-free number above)
Credit: Gemini Fund Services, LLC
Account #: (number provided by calling toll-free number above)
Further Credit:
Resource Real Estate Diversified Income Fund
(shareholder registration)
(shareholder account number)

By Wire — Subsequent Investments

Before sending a wire, investors must contact Gemini Fund Services, LLC to advise them of the intent to wire funds. This will ensure prompt and accurate credit upon receipt of the wire. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund, and its agents, including the transfer agent and custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Automatic Investment Plan — Subsequent Investments

You may participate in the Fund's Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Fund at 1-855-747-9559 for more information about the Fund's Automatic Investment Plan.

By Telephone

Investors may purchase additional shares of the Fund by calling 1-855-747-9559.  If an investor elected this option on the account application, and the account has been open for at least 15 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. Banking information must be established on the account prior to making a purchase. Orders for shares received prior to 4 p.m. Eastern time will be purchased at the appropriate price calculated on that day.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

In compliance with the USA Patriot Act of 2001, GFS will verify certain information on each account application as part of the Fund's Anti-Money Laundering Program. As requested on the application, investors must supply full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors may call Gemini Fund Services, LLC at 1-855-747-9559 for additional assistance when completing an application.

If Gemini Fund Services, LLC does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also may reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

Share Class Considerations

When selecting a share class, you should consider the following:

•

which share classes are available to you;

•

how much you intend to invest;

•

how long you expect to own the shares; and

•

total costs and expenses associated with a particular share class.

Each investor's financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you.  Not all financial intermediaries offer all classes of shares. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase.

Purchase Information

Class C shares are sold at the prevailing NAV per Class C share plus the applicable sales load (which may be reduced as described below); however, the following are additional features that should be taken into account when purchasing Class C shares:

•

a minimum initial investment of $2,500 for regular accounts and $1,000 for retirement plan accounts, and a minimum subsequent investment of (i) $100 under the Fund's automatic investment program and (ii) $1,000 if not made pursuant to the automatic investment program;

•

a monthly shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to Class C shares;

•

a Distribution Fee which will accrue at an annual rate equal to 0.75% of the average daily net assets of the Fund attributable to Class C shares; and

•

an early withdrawal charge equal to 1.00% of the original purchase price of Class C shares repurchased by the Fund for repurchases of Class C shares during the 365 days following such shareholder's initial purchase.

Investors in Class C shares will pay a sales load based on the amount of their investment, which may range from 0.99% to 1.50%, as set forth in the table below.  A reallowance will be made by the Dealer Manager from the dealer manager fee paid by each investor.  There are no sales loads on reinvested distributions.  The following sales loads apply to your purchases of Class C shares of the Fund:

Amount Invested	Broker Commission	Dealer Manager Fee	Total Sales Load as a % of Offering Price	Total Sales Load as a % of Amount Invested	Dealer Reallowance
Under $1,000,000	0.00%	1.50%	1.50%	1.52%	0.50%
$1,000,000 and above	0.00%	0.99%	0.99%	0.99%	0.50%

Shareholder Service Expenses

The Fund has adopted a "Shareholder Services Plan" with respect to its Class C shares under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund.  Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund's transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request.  Under the Shareholder Services Plan, the Fund, with respect to its Class C shares, may incur expenses on an annual basis equal to 0.25% of its average net assets attributable to Class C shares.

Distribution Plan

The Fund, with respect to its Class C shares, is authorized under a "Distribution Plan" to pay to the Distributor a Distribution Fee for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of the Class C shares.  The Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset based distribution fees.  Under the Distribution Plan, the Fund pays the Distributor a Distribution Fee at an annual rate of 0.75% of average daily net assets attributable to Class C shares.

LEGAL MATTERS

Certain legal matters in connection with the shares will be passed upon for the Fund by Thompson Hine, LLP, 41 South High Street, Suite 1700, Columbus, OH  43215.

REPORTS TO SHAREHOLDERS

The Fund will send to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate annual and semi-annual reports by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household.  Once implemented, a shareholder must call 1-855-747-9559 to discontinue householding and request individual copies of these documents.  Once the Fund receives notice to stop householding, individual copies will be sent beginning thirty days after receiving your request. This policy does not apply to account statements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP is the independent registered public accounting firm for the Fund and will audit the Fund's financial statements.  BBD, LLP is located at 1835 Market Street, 26th Floor, Philadelphia, PA 19103.

ADDITIONAL INFORMATION

The Prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file No. 333-183982). The complete Registration Statement may be obtained from the SEC at www.sec.gov.  See the cover page of this Prospectus for information about how to obtain a paper copy of the Registration Statement or Statement of Additional Information without charge.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

General Information and History	1
Investment Objectives and Policies	1
Management of the Fund	10
Codes of Ethics	14
Proxy Voting Policies and Procedures	14
Control Persons and Principal Holders	14
Investment Advisory and Other Services	15
Portfolio Manager	16
Allocation of Brokerage	16
Tax Status	17
Other Information	19
Independent Registered Public Accounting Firm	20
Financial Statements	20

Rev. 5/2014 PRIVACY NOTICE
FACTS		WHAT DOES RESOURCE REAL ESTATE DIVERSIFIED INCOME FUND DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

  The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪

Social Security number

▪

Purchase History

▪

Assets

▪

Account Balances

▪

Retirement Assets

▪

Account Transactions

▪

Transaction History

▪

Wire Transfer Instructions

▪

Checking Account Information

  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Resource Real Estate Diversified Income Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Resource Real Estate Diversified Income Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?		Call 1-855-747-9559

Who we are
Who is providing this notice?	Resource Real Estate Diversified Income Fund
What we do
How does Resource Real Estate Diversified Income Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Resource Real Estate Diversified Income Fund collect my personal information?

We collect your personal information, for example, when you

▪

Open an account

▪

Provide account information

▪

Give us your contact information

▪

Make deposits or withdrawals from your account

▪

Make a wire transfer

▪

Tell us where to send the money

▪

Tells us who receives the money

▪

Show your government-issued ID

▪

Show your driver's license

We also collect your personal information from other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

▪    Sharing for affiliates' everyday business purposes – information about your creditworthiness

▪    Affiliates from using your information to market to you

▪    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Resource Real Estate Diversified Income Fund does not share with our affiliates.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies

▪

Resource Real Estate Diversified Income Fund does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Resource Real Estate Diversified Income Fund doesn't jointly market.

.

PROSPECTUS

Resource Real Estate Diversified Income Fund

Class C Shares (CRREX) of Beneficial Interest

July 1, 2014

Investment Adviser

Resource Real Estate, Inc.

All dealers that buy, sell or trade the Fund's shares, whether or not participating in this offering, may be required to deliver a prospectus when acting on behalf of the Fund's Distributor.

You should rely only on the information contained in or incorporated by reference into this prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.